                                                                      EXHIBIT 25


                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM T-1


                           STATEMENT OF ELIGIBILITY
                     UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

               CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY
[_]               OF A TRUSTEE PURSUANT TO SECTION 305(b)(2)

                    AMERICAN NATIONAL BANK AND TRUST COMPANY
                                   OF CHICAGO
              (Exact name of trustee as specified in its charter)

                                   36-0727623
                      (I.R.S. employer identification No.)

                  33 NORTH LA SALLE STREET, CHICAGO, ILLINOIS
                   (Address of principal executive offices)
                                     60690
                                  (zip code)

                       TEXAS UTILITIES ELECTRIC COMPANY
                               (Name of obligor)

            TEXAS                                    75-1837355
(State or other jurisdiction of          (I.R.S. employer identification No.)
incorporation or organization)


          1601 BRYAN STREET                             75201
          DALLAS, TEXAS                                 (zip code)
     (Address of principal executive offices)

                            SECURED FACILITY BONDS
                        (Title of Indenture Securities)

                                    GENERAL



1.   General information. Furnish the following information as to the trustee:
     (a) Name and address of each examining or supervising authority to which it is subject.

             Comptroller of the Currency, Washington, D.C.
             Director of Financial Institutions, State of Illinois, Springfield, Illinois (as to Trust Department only).
             Chicago Clearing House Association, 164 West Jackson Boulevard, Chicago, Illinois.
             Federal Deposit Insurance Corporation, Washington, D.C.
             The Board of Governors of the Federal Reserve System, Washington, D.C.

     (b)     Whether it is authorized to execute corporate trust powers.

             The trustee is authorized to execute corporate trust powers.

2. Affiliations with obligor and underwriters. If the obligor or any underwriter for the obligor is an affiliate of the trustee, describe each affiliation.

     No such affiliation exists. See Note, page 3 hereof.

16.  List of Exhibits.
Exhibit 1 A copy of the existing Articles of Association of the trustee. (Filed herewith).
Exhibit l(a) A copy of Certificate of Change of Name.*
Exhibit 2    A copy of the Certificate of Authority to commence business.*
Exhibit 3    A copy of the authorization to exercise corporate trust powers.*
Exhibit 4    A copy of existing by-laws of the trustee. (Filed herewith).
Exhibit 5    None.
Exhibit 6 The Consent of the trustee required by Section 321(b) of the Act. (Filed herewith).
Exhibit 7 A copy of the latest report of condition of the trustee published pursuant to law or requirements of its supervising authority. (Filed herewith).

* These Exhibits are hereby incorporated by reference to Exhibits bearing identical Exhibit numbers submitted by this trustee in its statement of eligibility and qualification filed with Securities and Exchange Commission with respect to the Indianapolis Power & Light Company First Mortgage Bonds, 5 1/8% Series due July 1996, Securities and Exchange Commission Registration No. 2-24581.

                                      NOTE

     The answer to item 2 is based on incomplete information. To the best of our knowledge and belief, however, there is no person, firm or corporation ordinarily engaged in underwriting securities of the obligor:
     (1)  which is an affiliate of the trustee;
     (2) of which any director or executive officer of the trustee is a director, officer, partner, employee, appointee, or representative;
     (3) which individually owns, beneficially, or whose directors, partners and executive officers collectively own, beneficially, more than 1% of the outstanding Common Stock of the trustee or First Chicago Corporation;
     (4) whose securities are owned beneficially by the trustee as collateral security for obligations in default.

     This statement may therefore be considered as correct unless amended contemporaneously with the filing by the obligor of the Amendment or Supplement to its Registration Statement disclosing underwriters for the Indenture securities.

                                   SIGNATURE


     Pursuant to the requirements of the Trust Indenture Act of 1939, the trustee, AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO, a corporation organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Chicago, State of Illinois, on the 16th day of August, 1995.


                                        AMERICAN NATIONAL BANK AND TRUST
                                        COMPANY OF CHICAGO



                                        By:    /s/ Patricia B. Martirano
                                               -------------------------


                                        Its:   Second Vice President
                                               ---------------------

State of Illinois )

County of Cook    )


          The Undersigned, Patricia B. Martirano, hereby certifies that she is a
                           ---------------------
duly appointed and qualified Second Vice President of American National Bank and
                             ---------------------
Trust Company of Chicago, a corporation duly organized and existing as a national banking association under the laws of the United States of America, and has authority to execute this Certificate.

          She further certifies that attached to this certificate are true and correct copies of Amended Articles of Association and the By-Laws of said Association, that said Articles and By-Laws were duly adopted by the Board by Directors of said Association, and that said Amended Articles and By-Laws have never Been repealed and are still in full force and effect.

          She Further certifies that the Seal affixed to this certificate is the corporate seal of said Association.

          In witness whereof, the undersigned has set his hand and has affixed the corporate seal of said association, this 16th day of August, 1995.
                                             ----        ------------

                                         By:   /s/ Patricia B. Martirano
                                               -------------------------
                                               Patricica Martirano

                                         Its: Second Vice President
                                              ---------------------


          (Seal)

                                   EXHIBIT 1

===============================================================================


                        Amended Articles of Association

                                      of

                   American National Bank and Trust Company
                                  of Chicago

                               Charter No. 13216


===============================================================================

                        Amended Articles of Association

                                      of

                   American National Bank and Trust Company

                                  of Chicago

                               Charter No. 13216

First. The title of this Association, which shall carry on the business of banking under the laws of the United States, shall be "American National Bank and Trust Company of Chicago."

Second. The place where the main banking house or office of this Association shall be located. Its operations of discount and deposit carried on, and its general business conducted, shall be Chicago, County of Cook, State of Illinois.

Third. The Board of Directors of this Association shall consist of such number of its shareholders, not less than five nor more than twenty-five, as from time to time shall be determined by a majority of the votes to which all of its shareholders are at the time entitled. By vote of a majority of the full Board of Directors, the Board may increase such number, within such maximum limit, by not more than two and appoint a person or persons to fill the resulting vacancy or vacancies between meetings of the shareholders. A majority of the Board of Directors shall be necessary to constitute a quorum for the transaction of business.

Fourth. The regular annual meeting of the shareholders of this Association shall be held at its main banking house, or such other convenient place as shall be duly authorized by the Board of Directors, on such day of each year as is specified therefor in the By-Laws of the Association, at which meeting a Board of Directors shall be elected; but, if no such election shall be held on that day, it may be held on any subsequent day, in accordance with the provisions of the banking laws of the United States.

Fifth. The amount of capital stock of this Association shall be divided into 2,000,000 shares of common stock of the par value of Ten Dollars ($10) each; but said capital stock may be increased or decreased from time to time, in accordance with the provisions of the laws of the United States.

If the capital stock is increased by the sale of additional shares thereof, each shareholder shall be entitled to subscribe for such additional shares in proportion to the number of shares of said capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized. The Board of Directors shall have the power to prescribe a reasonable period of time within which the pre-emptive rights to subscribe to the new shares of capital stock must be exercised.

If the capital stock is increased by a stock dividend, each shareholder shall be entitled to his proportionate amount of such increase in accordance with the number of shares of capital stock owned by him at the time the increase is authorized by the shareholders, unless another time subsequent to the date of the shareholders' meeting is specified in a resolution adopted by the shareholders at the time the increase is authorized.

Sixth. The Board of Directors shall appoint one of its members President of this Association, who shall be Chairman of the Board; but the Board of Directors may appoint a Director, in lieu of the President, to be Chairman of the Board, who shall perform such duties as may be designated by the Board of Directors. The Board of Directors shall have the power to appoint one or more Vice-Presi-dents, at least one of whom shall also be a member of the Board of Directors, and who shall be authorized, in the absence of the President, to perform all acts and duties pertinent to the office of President, except such as the President only is authorized by law to perform; to appoint a Cashier and such other officers as may be required to transact the business of this Association; to fix the salaries to be paid to all officers of this Association; and to dismiss such officers, or any of them.

The Board of Directors shall have the power to define the duties of officers and employees of this Association, to require bonds from them, and to fix the penalty thereof; to regulate the manner in which Directors shall be elected or appointed, and to appoint judges of the election; to make all by-laws that it may be lawful for them to make for the general regulation of the business of this Association and the management of its affairs; and generally to do and perform all acts that it may be lawful for a Board of Directors to do and perform.

Any person made a party to any action, suit or other proceeding, civil or criminal, by reason of the fact that he is or was a director, officer, or employee of the Association shall be indemnified by the Association against judgments, fines, amounts paid in settlement and reasonable expenses, including attorney's fees, actually and necessarily incurred by him in connection with the defense of such proceeding, or in connection with any appeal therein, except in relation to (i) any matter as to which it shall be adjudged in such proceeding that he is liable for negligence or misconduct in the performance of his duties to the Association, provided that in the case of a criminal action, suit, or proceeding, a conviction or judgment shall not be deemed an adjudication that the director, officer, or employee is liable for negligence or misconduct in the performance of this duties to the Association if it shall be determined that he was acting in good faith in what he considered to be the best interest of the Association and without reasonable cause to know that his acts were illegal; or (ii) any matter settled or compromised unless it shall be determined that there is not reasonable ground for such person being adjudged liable for negligence or misconduct in the performance of his duties to the Association. All such determinations hereunder shall be made by a majority of those members of the Board of Directors who were not parties to such proceeding, or by one or more disinterested persons to whom the question shall be referred by the Board of Directors. Such right of indemnification shall not be deemed exclusive of any other rights to which such director, officer, or employee may be entitled apart from this provision.

Seventh. This Association shall have succession from the date of its organization certificate until such time as it be dissolved by the act of its shareholders in accordance with the provisions of the banking laws of the United States, or until its franchise becomes forfeited by reason of violation of law, or until terminated by either a general or a special act to Congress, or until its affairs by placed in the hands of a receiver and finally wound up by him.

Eighth. The Board of Directors of this Association, or any three or more shareholders owning, in the aggregate, not less than ten per centum of the stock of this Association, may call a special meeting of shareholders at any time:
Provided, however, that, unless otherwise provided by law, not less than ten days prior to the date fixed for any such meeting, a notice of the time, place, and purpose of the meeting shall be given by first-class mail, postage prepaid, to all shareholders of record of this Association at their respective addresses as shown upon the books of the Association. These Articles of Association may be amended at any regular or special meeting of the shareholders by the affirmative vote of the shareholders owning at least a majority of the stock of this Association, subject to the provisions of the banking laws of the United States. The notice of any shareholders' meeting, at which an amendment to the Articles of Association of this Association is to be considered, shall be given as hereinabove set forth.

                                     * * *

Certified to be a true copy of the Articles of Association of American National Bank and Trust Company of Chicago, as amended, now in force and effect.

Date:______________________, 19__

                                           ____________________________________

(Seal)

                                   EXHIBIT 4


===============================================================================











                                    By-Laws



                                      of




                 [LOGO OF AMERICAN NATIONAL BANK APPEARS HERE]







                            American National Bank
                         and Trust Company of Chicago


                               Charter No. 13216











===============================================================================

                               Table of Contents


                                                                            Page

Article I      Meetings of Shareholders.....................................   1

Article II     Directors....................................................   2

Article III    Committees...................................................   3

Article IV     Officers.....................................................   4

Article V      Transfers of Real Estate.....................................   5

Article VI     Contracts and Voting.........................................   5

Article VII    Authority to Sell Stocks, Bonds, Etc.........................   6

Article VIII   Stock Certificates and The Transfer Thereof..................   6

Article IX     Increase of Stock............................................   7

Article X      Banking Hours................................................   7

Article XI     Seal..........................................................  7

Article XII    Trust Department..............................................  7

Article XIII   Amendments of By-Laws.........................................  8

                                    By-Laws

                                      of

                   American National Bank and Trust Company
                                  of Chicago


                               Charter No. 13216

                                   ARTICLE 1

                           MEETINGS OF SHAREHOLDERS

Section 1. The regular annual meeting of shareholders of this Bank for the election of Directors and the transaction of such other business as properly may come before the meeting shall be held at its main banking house, or such other convenient place as shall be duly authorized by the Board of Directors, on the second Friday of February of each year at 10:00 A.M. or at such other hour as shall be specified in the notice of the meeting. A notice of the time of said meeting shall be mailed by the Secretary at least ten days prior to the date thereof to each shareholder at his address appearing on the books of the Association. At such meeting such number of directors as may be determined in accordance with the Articles of Association and these By-Laws shall be elected by ballot from the shareholders of this Bank. Special meetings of shareholders may be called and held as provided in the Articles of Association.

Section 2. At all meetings of the shareholders each shareholder shall be entitled to one vote for each share of stock held by him, and shareholders may vote by proxy duly authorized in writing. No officer, director or employee of the Bank may act as proxy.

Section 3. The Secretary, upon the election of directors as contemplated by
Section 1 above, shall notify the directors-elect of their election and of the time of their first meeting. If at the time fixed for the meeting of the directors-elect there is not a quorum in attendance, the members present may adjourn from time to time until a quorum is secured; and no business shall be transacted prior to the taking of the oath of office as required by law.

Section 4. If for any cause an election of directors should not be made at the annual meeting of the shareholders, the Board of Directors shall order an election to be held on some other day in accordance with the provisions of law, of which special election notice shall be given as required by law and directors notified, as hereinbefore provided.

Section 5. Nominations for election to the Board of Directors may be made by the Board or by any shareholder of any outstanding class of capital stock of the Bank entitled to vote for the election of directors. Nominations, other than those made by or on behalf of the existing management of the Bank, shall be made in writing, containing such information as the Controller of the Currency shall have prescribed, and shall be delivered or mailed to the Chairman of the Board or the President of the Bank and to the Comptroller of the Currency, Washington, D.C., not less than 14 days nor more than 50 days prior to any meeting of shareholders called for the election of directors, provided, however, that if less than 21 days' notice of the meeting is given to shareholders, such nomination shall be mailed or delivered to the Chairman of the Board or the President of the Bank and to the Comptroller of the Currency no later than the close of business on the seventh day following the day on which the notice of meeting was mailed. Nominations not made in accordance herewith may, in his discretion, be disregarded by the chairman of the meeting, and upon his instructions, the vote tellers may disregard all votes cast for each such nominee.

Section 6. A majority of the outstanding capital stock, represented in person or by proxy, shall constitute a quorum at any meeting of shareholders, unless otherwise provided by law; but less than a quorum may adjourn any meeting, from time to time, and the meeting may be held, as adjourned, without further notice. A majority of the votes cast shall decide every question or matter submitted to the shareholders at any meeting, unless otherwise provided by law or by the Articles of Association.

                                  ARTICLE II

                                  DIRECTORS

Section 1. All corporate powers shall be vested in and exercised by a Board of Directors. The Board shall consist of not less than five nor more than twenty-five shareholders, the exact number within such minimum and maximum limits to be fixed and determined from time to time by resolution of a majority of the full Board or by resolution of the shareholders at any meeting thereof; provided, however, that a majority of the full Board of Directors may not increase the number of directors to a number which: (i) exceeds by more than two the number of directors last elected by shareholders where such number was fifteen or less; and (ii) to a number which exceeds by more than four the number of directors last elected by shareholders where such number was sixteen or more, but in no event shall the number of directors exceed twenty-five.

Section 2. A regular meeting of the Board of Directors shall be held on the dates and at a time and location duly authorized by the Board of Directors. No notice of regular meetings shall be required. Special meetings of the Board of Directors may be called at any time by the Chairman, or by any three members of the Board. Notice of any special meeting may be given by delivering, mailing, telephoning or telegraphing the same to each Director at his address appearing on the books of the Association one day previous to such meeting.

Section 3. A majority of the directors shall constitute a quorum for the transaction of business, but a less number may adjourn from time to time until a quorum shall be obtained, and an adjourned meeting may be held without notice. In the absence of a quorum no business shall be transacted.

Section 4. The organization papers of this Bank, the proceedings of all regular and special meetings of the directors and of the shareholders, and the By-Laws and any amendments thereto shall be recorded in the Minute Books of the Bank; and the minutes of each meeting shall be signed by the presiding officer of such meeting and attested by the secretary of the meeting.

Section 5. The directors shall hold their respective offices until the next annual meeting of the Shareholders following their election, or until their successors are duly elected and qualified. Any director ceasing to be the owner of the amount of stock required by law, or in any other manner becoming disqualified, shall thereby vacate his office as director. When any vacancy occurs among the directors, the remaining members of the Board may elect a director to fill such vacancy at any regular meeting of the Board or at a special meeting called for that purpose.

A director who is an officer of the Bank or one of its subsidiaries shall retire from the Board of Directors at annual meeting coincident with or next following the date of his retirement from his principal occupation with the Bank or such subsidiary. A director who is not an officer of the Bank or any such subsidiary shall not stand for re-election to the Board of Directors at the annual meeting of the Bank held in the third year following the year in which he retired from his principal occupation, however, no such director shall be eligible for re-election at the annual meeting of the Bank next following his 70th birthday.

Any outside director who has attained his 70th birthday and who is serving on the Board of Directors on January 11, 1980, shall be eligible for re-election until the annual meeting next following his 74th birthday.

Section 6. The Board of Directors shall have power to change the form of the books and accounts of the Bank when deemed expedient, and to define the manner in which the affairs of the Bank shall be conducted.

                                  ARTICLE III

                                  COMMITTEES

Section 1. The Board of Directors shall appoint an Advisory Committee, consisting of such number of directors of the Association as the Board shall determine. The Chairman of the Board shall be Chairman of the Advisory Committee. The Committee shall meet at the request of the Chairman and shall have the authority to exercise the duties and power of the Board between meetings of the Board when it shall deem it in the best interest of the Association to do so, subject, however, to ratification by the Board at its next meeting.

Section 2. The Board of Directors shall appoint a Loan Committee, consisting of such number of directors and/or officers of the Association as the Board shall determine and shall designate a Chairman of the Committee. Such Committee shall have such powers and perform such duties in respect to the making of loans and discounts as shall from time to time be specified by resolution of the Board of Directors. The members of said Committee shall hold office at the pleasure of the Board of Directors.

Section 3. The Board of Directors shall appoint an Asset and Liability Management Committee, consisting of such number of directors and/or officers of the Association as the Board shall determine and shall designate a Chairman of the Committee. Such Committee shall have power to supervise and direct the purchase and sale of investment securities by the Association for its own account, provided that such Committee shall operate within the framework of policies established by the Chairman or the President. It shall make a written report to the Board of Directors at each regular meeting thereof.

Section 4. The Board of Directors shall appoint a Trust Investment Committee, consisting of such number of directors and/or officers of the Association as the Board shall determine, and shall designate a Chairman of the Committee. Such Committee shall be responsible for the review of assets in fiduciary accounts and for the exercise and performance of the investment powers and duties specified in Regulation 9 of the Comptroller of the Currency. In discharging this responsibility, such Trust Investment Committee may assign, by action duly entered in its minutes, the administration of each of its powers and duties as if may consider proper to assign, to such committee(s), officer(s) or employee(s) as it may designate. Such Committee shall have such additional duties and powers relating to investments of the Trust Department as may be prescribed from time to time by the Board of Directors.

Section 5. The Board of Directors shall designate the Executive Head of the Trust Department as the Officer responsible for the supervision of the administration of the Trust Department of the Bank and the exercise of the fiduciary powers and performance of the duties specified in Regulation 9 of the Comptroller of the Currency other than those otherwise assigned by said regulation, these By-Laws or the Board of Directors. In discharging this responsibility, the Executive Head of the Trust Department may assign the administration of the management of the Trust Department to the Trust Administrative Group, of which he shall be a member. All actions of the Trust Administrative Group shall be duly noted in its minutes. Subject to the general supervision aforesaid, the Executive Head of the Trust Department shall determine the policies of the Trust Department and shall make recommendations to the Board of Directors with respect thereto when deemed by him to be necessary or advisable or shall be requested by the Board. The Executive Head of the Trust Department shall have such additional duties and powers relating to the administration of the Trust Department as may from time to time be prescribed by the Board of Directors.

Section 6. The Board of Directors shall appoint a Trust Audit Committee, consisting of such number of directors, exclusive of any active officers of the Bank, as the Board shall determine, and shall designate a Chairman of the Committee. Such Committee shall be responsible for the audits and examinations of the Trust Department prescribed by Section 9.9 of Regulation 9 of the Comptroller of the Currency. Subject to and in accordance with the provisions of such Regulation, it shall discharge this responsibility in such manner and by use of the services of such auditor(s), officer(s), or agent(s) as it shall deem appropriate. Such Committee shall have such additional duties and powers relating to audits and examinations of the Trust Department as may be prescribed from time to time by the Board of Directors. Reports of the audits and examinations made or caused to be made by such Committee, together with the action taken thereon, shall be noted in the minutes of the Board of Directors.

Section 7. From time to time the Board of Directors may appoint any other committee or committees for any purpose or purposes and such other committee or committees shall have and may exercise such powers as shall be conferred or authorized by the resolution of appointment.

Section 8. Except as otherwise herein provided the members of all committees shall hold office until the next annual meeting of the Board of Directors following their appointment, or until their successors are appointed. All vacancies occurring in said committees may be filled by the Board of Directors.

                                  ARTICLE IV

                                   OFFICERS

Section 1. The officers of the Association shall be a Chairman of the Board of Directors, a President, one or more Senior Executive Vice-Presidents, one or more Executive Vice-Presidents, one or more Senior Vice-Presidents, one or more Vice-Presidents, one or more Second Vice-Presidents, a Cashier, one or more Deputy Cashiers, a Secretary, one or more Assistant Secretaries, one or more Trust Officers, a COmptroller; one or more Assistant Comptrollers, an Auditor, one or more Assistant Auditors, and such other officers as may be required for the prompt and orderly transaction of the business of the bank. Officers appointed Senior Vice-President or above shall be elected by the Board of Directors; the Chairman of the Board or President (in the absence of the Chairman) shall confer the titles of first level officer, Second Vice-President, and Vice-President on those personnel deemed worthy of such recognition as officers of the Corporation, and shall so advise the Board of Directors of such action. The duties and authority of all officers, in addition to those specifically prescribed herein, shall be those usually pertaining to their respective offices, or as may be designated by the Board of Directors or by the Chairman of the Board, or in his absence, by the President. Any one person may hold at the same time any two of said offices except that neither the Chairman of the Board nor the President shall hold the office of either Cashier or Secretary. No person shall be eligible to the office of the Chairman of the Board of Directors or President who is not a director, but none of the other officers need be directors.

Section 2. The Chairman of the Board of Directors and the President shall be elected by the Board of Directors for the current year for which such Board was elected and each shall hold his office for such year unless he shall resign, become disqualified or be removed. All incumbent officer appointments shall be ratified annually by the Board of Directors.

Section 3. The Chairman of the Board of Directors shall preside at all meetings of the Board at which he is present. In the absence of the Chairman of the Board the President shall preside; in the absence of both the Chairman and the President, the Board of Directors shall designate another one of their number so to preside. The Board of Directors shall appoint the Chairman of the Board of Directors or the President to be the chief executive officer of the Bank and as such he shall have general supervision and direction of its business. In all cases where the duties of the officers and employees of the Bank are not prescribed by these By-Laws or by resolution of the Board of Directors they shall be designated by the chief executive officer. In case of his absence all of the duties of the chief executive officer shall be performed by one or more officers designated by the chief executive officer or by the Board of Directors. In case of the death or disability of the Chairman of the Board, the President shall exercise the powers and discharge the duties of the Chairman until his successor shall have been elected by the Board.

Section 4. The Secretary shall keep accurate minutes of all meetings of the Board of Directors and Shareholders, and he shall be responsible for sending out all notices required by these By-Laws. In his absence the Chairman of the Board or (in the absence of the Chairman) the President shall designate an alternate to act in his place. The Secretary shall be custodian of the corporate seal. The Board may appoint one or more Assistant Secretaries who may have access to the corporate seal.

Section 5. The Cashier shall be responsible for all assets of the Banking Department of the Association and shall keep proper records in respect thereto. He shall make up a report concerning such assets for examination by the Board of Directors whenever requested, and shall give such information to the Board as may be from time to time required of him regarding such assets.

Section 6. The Comptroller shall have charge of all records, papers and documents belonging to the Association. He shall make up a report of the condition of the Bank for examination by the Board of Directors whenever requested, and shall give such information to the Board as may be from time to time required of him regarding the records, concerns and business of the Bank.

Section 7. All officers and employees of the Association who shall be responsible for any moneys, funds or valuables of the Bank shall give bond, or be covered by a blanket bond, in such penal sum and with such security as shall be approved by the Board of Directors, conditioned for the faithful and honest discharge of their duties as such officers or employees and that they will faithfully apply and account for all such moneys, funds and valuables and deliver the same on proper demand to the order of the Board of Directors of this Bank, or to the person or persons authorized to receive the same.


                                   ARTICLE V

                           TRANSFERS OF REAL ESTATE

Section 1. The Chairman of the Board of Directors, the President, any Senior Executive Vice President, any Executive Vice President, any Senior Vice President, and Vice President or the Cashier of this Bank shall have authority (without an order of the Board of Directors) to execute and deliver on behalf of and in the name of this Bank, deeds or contracts for deeds conveying any real estate owned by this Bank in its own right or in which this Bank has an interest, either with or without covenants of warranty and the same shall be attested to by any of such officers of this Bank other than the officers so executing said deed or deeds or contracts for deeds; provided, however, that the authority contained in this Article shall not apply in respect of any real estate by this Bank as banking quarters.

Section 2. Releases of mortgages or trust deeds shall be executed in the same manner as provided in Section 1 of this Article in respect of transfers and conveyances of real estate.


                                  ARTICLE VI

                             CONTRACTS AND VOTING

Section 1. Any officer of the Bank, and such other person as may be authorized by the Chairman of the Board, his designate, (or in their absence, the President) are severally and respectively authorized in the name of this Bank to guarantee signatures, certify resolutions and/or agreements, sign or endorse checks and drafts, endorse notes, sign orders for the deposit of securities and for the withdrawal of securities deposited with the bank correspondents of this Bank, to execute assignments and releases of assignments, and to sign or countersign all other contracts and obligations (other than notes and letters of credit) covering transactions conducted in the ordinary course of the business of the Bank. Notes may be executed and delivered in the name of the Bank by the Chairman of the Board of Directors, the President, or any Vice President of the Cashier and letters of credit may be signed and issued by any two officers or by an officer and any employee who shall be authorized to do so by the Chairman of the Board of Directors or (in his absence the President).

Section 2. The vote of this Bank as stockholder in any corporation in which it may hold stock or upon any securities carrying voting rights which it shall have the right to vote in its individual capacity as a bank, shall be cast at any stockholders' or shareholders' meeting by the Chairman of the Board of Directors, the President, any Senior Executive Vice-President, any Executive Vice-President, any Senior Vice-President, any Vice-President or the Cashier in person, or by some person or persons authorized by written proxy signed by one of said officers.

Section 3. In all cases where shares of stock or other securities carrying voting rights and owned by this Bank, shall be held in the name of a nominee of the Bank, the Chairman of the Board of Directors, the President, any Senior Executive Vice-President, any Executive Vice-President, any Senior Vice-President, any Vice-President or the Cashier may authorize such nominee to vote such stock or other securities in person, either unconditionally or upon such terms, limitations, or conditions as such officer may direct, or any such officer may authorize such nominee to execute a proxy to vote such shares of stock or other securities carrying voting rights, either unconditionally or upon such terms, limitations or conditions as such officer shall approve.

                                  ARTICLE VII

                     AUTHORITY TO SELL STOCKS, BONDS, ETC.

Any two officers from the group consisting of the Chairman of the Board of Directors, the President, any Senior Executive Vice-President, any Executive Vice-President, any Senior Vice-President, the Vice-Presidents and the Cashier may at any time jointly:

(1) Sell, assign and transfer any and all United States registered bonds now standing, or which may hereafter stand in the name of the Bank;

(2) Sell, assign and transfer any and all notes, bonds, certificates of indebtedness or obligations of any corporation, firm or individual, which said notes, bonds, certificates of indebtedness or obligations are now registered, or may hereafter be registered in the name of this Bank, or are payable or endorsed to this Bank; or

(3) Sell, assign and transfer to any assignee or transferee, for and on behalf of this Bank and in its name, any and all shares of capital stock of any corporation or corporations held by this Bank.

                                 ARTICLE VIII

                  STOCK CERTIFICATES AND THE TRANSFER THEREOF

Section 1. Shares of stock of this Bank shall be transferable only upon the books of the Bank, subject to the provisions of the National Bank Act, and a transfer book shall be kept in which all transfers of stock shall be recorded. Transfers of stock may be suspended preparatory to any election or payment of any dividends. The Board of Directors shall have power to fix a date of record of stock holdings for purposes of notices of shareholders' meetings, voting rights at such meetings, the payment of dividends, or any other proper purpose.

Section 2. All stock certificates shall be signed with a manual or facsimile signature by the Chairman of the Board of Directors, the President, any Senior Executive Vice-President, any Executive Vice-President, any Senior Vice-President, or any Vice President, and by another of such officers or the Secretary or Cashier, and the seal of the Association shall be impressed thereon or a facsimile thereof printed thereon; and each certificate shall also be signed manually by the Comptroller or an

Assistant Comptroller, or by the Auditor or an Assistant Auditor, on behalf of the Bank as Registrar, and by a duly authorized officer or employee of the Trust Department as Transfer Agent. Each certificate shall recite on its face that the stock represented thereby is transferable only upon the books of the Association by the holder thereof, or his attorney, upon surrender of the certificate, and when stock is transferred, the certificates thereof shall be returned to the Bank, cancelled, preserved, and new certificates issued. In case of loss of any certificates a new one executed in the manner above provided, shall be issued in lieu thereof upon proof satisfactory to the Chairman of the Board of Directors, the President, any Senior Executive Vice-President, or any Executive Vice-President of the Association of such loss and upon appropriate indemnity if required by the Chairman of the Board of Directors, the President, any Senior Executive Vice-President, or any Executive Vice-President.

                                  ARTICLE IX

                               INCREASE OF STOCK

Section 1. In the event of any increase in the capital stock of this Association the pre-emptive rights, if any, of the shareholders in respect of any such increased stock shall be as set forth in the Articles of Association.

                                   ARTICLE X

                                 BANKING HOURS

The bank shall be open for business during such days of the year as the Board of Directors shall determine and during such hours of the day as the Chairman of the Board, or, in his absence, the President shall determine.

                                  ARTICLE XI

                                     SEAL

The seal of the Bank shall be circular in form and the words AMERICAN NATIONAL BANK AND TRUST COMPANY OF CHICAGO-CORPORATE SEAL thereon. Such seal or a facsimile thereof may be affixed to or printed on any instrument requiring the same and attested by the Comptroller or any Assistant Comptroller, the Cashier or any Deputy Cashier, the Secretary or any Assistant Secretary, any Trust Officer or other officer thereunto designated by the Board of Directors.

                                  ARTICLE XII

                               TRUST DEPARTMENT

Section 1. All fiduciary powers of the Association shall be exercised through the Trust Department, subject to all applicable laws and governmental regulations. All books and records of the Trust Department shall be kept separate and distinct from the other books and records of the Association.

Section 2. Subject to the powers and duties of the Board of Directors, the Committees appointed by the Board, the Chairman of the Board, the President, any Senior Executive Vice-President, and any Executive Vice-President, as set forth in Article II, III and IV, respectively, hereof, all operations of the Trust Department shall be in charge of a Vice-President or a Trust Officer (as the Board of

Directors shall determine) and, in addition to the officer in charge, the Board of Directors may appoint one or more Vice-Presidents and/or officers to administer said Trust Department, who shall have such powers and perform such duties as may be prescribed by these By-Laws or as may be delegated to them by the Board of Directors or by the Chairman of the Board of Directors, the President, any Senior Executive Vice-President, any Executive Vice-President, or the officer in charge of the Trust Department.

Section 3. All checks against any Trust Department account or accounts and all agreements, indentures, mortgages, deeds, conveyances, releases, transfers, assignments, certificates, declarations, receipts, discharges, satisfactions, settlements, petitions, schedules, accounts, affidavits, bonds, undertakings and other instruments or documents in connection with the exercise of any of the fiduciary powers of the Association in the ordinary course of the business of the Trust Department, may be signed, executed, acknowledged, verified, delivered and accepted in behalf of the Association by the Chairman of the Board of Directors, the President, any Senior Executive Vice President, any Executive Vice-President, any Senior Vice-President, any Vice-President or Second Vice-President, the Secretary or any Assistant Secretary, any Trust Officer, the Cashier or any Deputy Cashier, the Comptroller or any Assistant Comptroller, or by any other officer or person appointed by the Chairman of the Board of Directors or in his absence, the President for that purpose, or for the purpose of appointing Vault Custodians, and the seal of the Association or a facsimile thereof may be affixed to or printed on any such document and attested by the Secretary or any Assistant Secretary, and any instrument when so executed shall be binding on the Bank and shall be the valid act of the Bank; provided, however, that any deeds or contract for deeds conveying any real estate owned or held by the Bank in any fiduciary capacity shall be attested by one of said officers other than the officer so executing any such deed or contract, and joint execution of any transfers or assignments of any registered securities or any shares of stock of any corporation owned or held by the Bank in its fiduciary capacity shall be required unless otherwise ordered by the Board of Directors.

Section 4. All authentication or certificates by the Association as trustee under any mortgage, deed of trust or other instrument securing bonds, notes, debentures or other obligations of any person or corporation, and all certificates as registrar or transfer agent, and all certificates of deposit for stocks, bonds or other securities, and interim and trust certificates may be signed or countersigned on behalf of the Association by any of the officers designated in the preceding Section hereof or by any other person appointed by the Chairman of the Board of Directors or in his absence, the President, and when so signed shall be binding on the Bank and shall be the valid act of the Bank.

Section 5. The vote of this Bank as stockholder in any corporation in which it may hold capital stock as trustee or other fiduciary capacity may be cast at the stockholders' meetings of such corporation by the Chairman of the Board of Directors, the President, any Senior Executive Vice-President, any Executive Vice-President, any Senior Vice-President, any Vice-President or any Second Vice-President, the Secretary or any Assistant Secretary, or any Trust Officer, in person or by some person authorized by written proxy signed by one of said officers; provided, however, that such proxy if given to any person not an officer or director of this Bank shall be limited to a single meeting and shall either be limited to voting for trustees or directors or shall direct how such proxyholder shall vote. The above proviso, however, shall not apply to stock held by this Bank under a written agreement which expressly provides for the giving of proxies. Whenever this Bank has been or may be appointed attorney in fact with power of substitution in and about the transfer of shares of capital stock of any corporation, the Chairman of the Board of Directors, the President, any Senior Executive Vice-President, any Executive Vice-President, any Senior Vice-President, any Vice-President or any Second Vice-President may substitute by proper written instrument an attorney in fact to act in the place and stead of this Bank in and about such transfer.

                                 ARTICLE XIII

                             AMENDMENTS OF BY-LAWS

These By-Laws may be amended, altered or repealed at any regular meeting of the Board of Directors, or at any special meeting of the Board duly called for that purpose, by a vote of a majority of the whole number of Directors.

                                   EXHIBIT 6

                 CONSENT OF TRUSTEE UNDER SECTION 321(b) OF THE
                          TRUST INDENTURE ACT OF 1939


          The American National Bank and Trust Company of Chicago hereby consents that reports of examination of said bank by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

          Such reports shall be used for the purposes and subject to the limitations and conditions set forth in Section 321(b) of the Trust Indenture Act of 1939.

Dated: August 16, 1995

                                           AMERICAN NATIONAL BANK AND TRUST
                                           COMPANY OF CHICAGO



                                           By:    /s/ Patricia B. Martirano
                                                  -------------------------


                                           Its:   Second Vice President
                                                  ---------------------

                                   EXHIBIT 7


Federal Financial Institutions Examination Council
--------------------------------------------------------------------------------

[LOGO APPEARS HERE]                       Please refer to page 1,         [1]
                                          Table of Contents, for
                                          the required disclosure
                                          of estimated burden.

--------------------------------------------------------------------------------
Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices -- FFIEC 031

Report at the close of business June 30, 1995

This report is required by law: 12 U.S.C. (S)324 (State member banks); 12 U.S.C.
(S)1817 (State nonmember banks); and 12 U.S.C. (S)161 (National banks).

--------------------------------------------------------------------------------

NOTE: The Reports of Condition and Income must be signed by an authorized officer and the Report of Condition must be attested to by not less than two directors (trustees) for State nonmember banks and three directors for State member and National banks.

I, Ruth Ann M. Gillis, Chief Financial Officer & Senior Officer & Senior V.P.
   -----------------------------------------------------------------------------
   Name and Title of Officer Authorized to Sign Report

of the named bank do hereby declare that these Reports of Condition and Income (including the supporting schedules) have been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and are true to the best of my knowledge and belief.

/s/ Ruth Ann M. Gillis
--------------------------------------------------------------------------------
Signature of Officer Authorized to Sign Report

July 18, 1995
--------------------------------------------------------------------------------
Date of Signature


--------------------------------------------------------------------------------
For Banks Submitting Hard Copy Report Forms:

State Member Banks: Return the original and one copy to the appropriate Federal Reserve District Bank.

State Nonmember Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.
--------------------------------------------------------------------------------

FDIC Certificate Number [_][_][_][_][_]
                          IRCRI 90501


     (950630)
   ------------
   IRCRI 99991

This report form is to be filed by banks with branches and consolidated subsidiaries in U.S. territories and possessions, Edge or Agreement subsidiaries, foreign branches, consolidated foreign subsidiaries, or international Banking Facilities.
--------------------------------------------------------------------------------

The Reports of Condition and Income are to be prepared in accordance with Federal regulatory authority instructions. NOTE: These instructions may in some cases differ from generally accepted accounting principles.

We, the undersigned directors (trustees), attest to the correctness of this Report of Condition (including the supporting schedules) and declare that it has been examined by us and to the best of our knowledge and belief has been prepared in conformance with the instructions issued by the appropriate Federal regulatory authority and is true and correct.

/s/ SIGNATURE APPEARS HERE
--------------------------------------------------------------------------------
Director (Trustee)


/s/ SIGNATURE APPEARS HERE
--------------------------------------------------------------------------------
Director (Trustee)


/s/ SIGNATURE APPEARS HERE
--------------------------------------------------------------------------------
Director (Trustee)


--------------------------------------------------------------------------------
National Banks: Return the original only in the special return address envelope provided. If express mail is used in lieu of the special return address envelope, return the original only to the FDIC, c/o Quality Data Systems, 2127 Espey Court, Suite 204, Crofton, MD 21114.
--------------------------------------------------------------------------------

++                                                                           ++
+                                                                             +
  CALL NO. 192                          31                          06-30-95

  CERT: 03619                        00952                    STSK   17-1490

  AMERICAN NATIONAL BANK AND TRUST COM
  33 NORTH LA SALLE STREET
  CHICAGO, IL 60609
+                                                                              +
++                                                                            ++

Board of Governors of the Federal Reserve System, Federal Deposit Insurance Corporation, Office of the Comptroller of the Currency

                                                                             [2]
Consolidated Reports of Condition and Income for
A Bank With Domestic and Foreign Offices
--------------------------------------------------------------------------------

Table of Contents

Signature Page                                              Cover

Report of Income

Schedule RI-Income Statement.............................RI-1,2,3
Schedule RI-A-Changes in Equity Capital......................RI-4
Schedule RI-B-Charge-offs and Recoveries and
  Changes in Allowance for Loan and Lease
  Losses....................................................RI4,5
Schedule RI-C-Applicable Income Taxes by
  Taxing Authority...........................................RI-5
Schedule RI-D-Income from
  International Operations...................................RI-6
Schedule RI-E-Explanations.................................RI-7,8


Disclosure of Estimated Burden

The estimated average burden associated with this information collection is 31.5 hours per respondent and is estimated to vary from 15 to 225 hours per response, depending on individual circumstances. Burden estimates include the time for reviewing instructions, gathering and maintaining data in the required form, and completing the information collection, but exclude the time for compiling and maintaining business records in the normal course of a respondent's activities. Comments concerning the accuracy of this burden estimates and suggestions for reducing this burden should be directed to the Office of information and Regulatory Affairs, Office of Management and Budget, Washington, D.C. 20503, and to one of the following:

Secretary
Board of Governors of the Federal Reserve System
Washington, D.C. 20551

Legislative and Regulatory Analysis Division
Office of the Controller of the Currency
Washington, D.C. 20219

Assistant Executive Secretary
Federal Deposit Insurance Corporation
Washington, D.C. 20429

Report of Condition

Schedule RC-Balance Sheet..................................RC-1,2
Schedule RC-A-Cash and Balances Due
  From Depository Institutions...............................RC-3
Schedule RC-B-Securities.................................RC-3,4,5
Schedule RC-C-Loans and Lease Financing
  Receivables:
  Part I, Loans and Leases.................................RC-6,7
  Part II, Loans to Small Businesses and
    Small Farms (included in the forms for
    June 30 only)........................................RC-7a,7b
Schedule RC-D-Trading Assets and Liabilities
  (to be completed only by selected banks)...................RC-8
Schedule RC-E-Deposit Liabilities.......................C-9,10,11
Schedule RC-F-Other Assets..................................RC-11
Schedule RC-G-Other Liabilities.............................RC-11
Schedule RC-H-Selected Balance Sheet Items
  for Domestic Offices......................................RC-12
Schedule RC-I-Selected Assets and Liabilities
  of IBFs...................................................RC-13
Schedule RC-K-Quarterly Averages............................RC-13
Schedule RC-L-Off-Balance Sheet
  Items...............................................RC-14,15,16
Schedule RC-M-Memoranda..................................RC-17,18
Schedule RC-N-Past Due and Nonaccrual
  Loans, Losses, and Other Assets........................RC-19-20
Schedule RC-O-Other Data for Deposit
  Insurance Assessments..................................RC-21,22
Schedule RC-R-Risk-Based Capital.........................RC-23,24
Optional Narrative Statement Concerning
  the Amounts Reported in the Reports
  of Condition and Income...................................RC-25

Special Report (to be completed by all banks)

Schedule RC-J-Repricing Opportunities (sent only to and to be completed only by savings banks)


For information or assistance, National and State nonmember banks should contact the FDIC's Call Reports Analysis Unit, 550 17th Street, NW, Washington, D.C. 20429, toll free on (800) 688-FDIC(3342), Monday through Friday between 8:00a.m. and 5:00 p.m., Eastern time. State member banks should contact their Federal Reserve District Bank.

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State Zip:      Chicago, IL 60690
FDIC Certificate No.: |0|3|6|1|9|

Call Date: 6/30/95 ST-BK: 17-1690  FFIEC 031
                                   Page RI-1

Consolidated Report of Income
for the period January 1, 1995-June 30, 1995

All Report of Income schedules are to be reported on a calendar year-to-date basis in thousands of dollars.

Schedule RI--Income Statement

                                                                                                            1480
                                                           Dollar Amounts in Thousands         RIAD  Bil Mil Thou
------------------------------------------------------------------------------------------------------------------
1. Interest income:
   a. Interest and fee income on loans:
      (1) In domestic offices:
          (a) Loans secured by real estate.................................................  4011        58,564   1.a.(1)(a)
          (b) Loans to depository institutions.............................................  4019         1,454   1.a.(1)(b)
          (c) Loans to finance agricultural production and other loans to farmers..........  4024            76   1.a.(1)(c)
          (d) Commercial and  industrial loans.............................................  4012       134,156   1.a.(1)(d)
          (e) Acceptances of other banks...................................................  4026             0   1.a.(1)(e)
          (f) Loans to individuals for household, family,and other personal expenditures:
              (1) Credit cards and related plans...........................................  4054           131   1.a.(1)(f)(1)
              (2) Other....................................................................  4055         7,013   1.a.(1)(f)(2)
          (g) Loans to foreign governments and official institutions.......................  4056             0   1.a.(1)(g)
          (h) Obligations (other than securities and leases) of states and political subdivisions in the U.S.:
              (1) Taxable obligations......................................................  4503             0   1.a.(1)(h)(l)
              (2) Tax-exempt obligations...................................................  4504         5,735   1.a.(1)(h)(2)
          (i) All other loans in domestic offices..........................................  4058        11,771   1.a.(1)(i)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs....................  4059             0   1.a.(2)
   b. Income from lease financing receivables:
      (1) Taxable leases...................................................................  4305             0   1.b.(1)
      (2) Tax-exempt leases................................................................  4307             0   1.b.(2)
   c. Interest income on balances due from depository institutions:(1)
      (1) In domestic offices..............................................................  4105            11   1.c.(1)
      (2) In foreign offices, Edge and Agreement subsidiaries, and IBFs....................  4106             1   1.c.(2)
   d. Interest and dividend income on securities:
      (1) U.S. Treasury securities and U.S. Government agency and corporation obligations..  4027         6,743   1.d.(1)
      (2) Securities issued by states and political subdivisions in the U.S.:
          (a) Taxable securities...........................................................  4506             0   1.d.(2)(a)
          (b) Tax-exempt securities........................................................  4307           175   1.d.(2)(b)
      (3) Other domestic debt securities...................................................  3657             5   1.d.(3)
      (4) Foreign debt securities..........................................................  3658           132   1.d.(4)
      (5) Equity securities (including investments in mutual funds)........................  3659           261   1.d.(5)
   e. Interest income from trading assets..................................................  4069           592   1.e.

-------------
(1) Includes interest income on time certificates of deposit not held for trading.

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State  Zip:     Chicago, IL  60690
FDIC Certificate No.: |0|3|6|1|9|
Call Date:  6/30/95  ST-BK:  17-1490  FFIEC 031
                                      Page RI-2
Schedule RI--Continued

                                                                                        ------------
                                                Dollar Amounts in Thousands             Year-to-date
----------------------------------------------------------------------------------------------------
 1. Interest income (continued)                                                 RIAD  Bil  Mil  Thou
    f. Interest income on federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge
       and Agreement subsidiaries, and in IBFs................................  4020          10,400  1.f.
    g. Total interest income (sum of items 1.a through 1.f)...................  4107         237,240  1.g.
 2. Interest expense:
    a. Interest on deposits:
       (1) Interest on deposits in domestic offices:
           (a) Transaction accounts (NOW accounts, ATS accounts, and
               telephone and preauthorized transfer accounts).................  4508           3,747  2.a.(1)(a)
           (b) Nontransaction accounts:
               (1) Money market deposit accounts (MMDAs)......................  4509          12,353  2.a.(1)(b)(1)
               (2) Other savings deposits.....................................  4511           4,237  2.a.(1)(b)(2)
               (3) Time certificates of deposit of $100,000 or more...........  4174          15,936  2.a.(1)(b)(3)
               (4) All other time deposits
       (2) Interest on deposits in foreign offices, Edge and Agreement
           subsidiaries, and ISFs.............................................  4172          29,994  2.a.(2)
    b. Expense of federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its
       Edge and Agreement subsidiaries, and in ISFs...........................  4180          10,307  2.b.
    c. Interest on demand notes issued to the U.S. Treasury, trading
       liabilities, and other borrowed money..................................  4185             695  2.c.
    d. Interest on mortgage indebtedness and obligations under capitalized
       leases.................................................................  4072              11  2.d.
    e. Interest on subordinated notes and debentures..........................  4200           2,495  2.e.
    f. Total interest expense (sum of items 2.a through 2.e)..................  4073          90,410  2.f.
                                                                                                     -------------------
 3. Net interest income (item 1.g minus 2.f)..................................                       RIAD 4074   146,830   3.
                                                                                                     -------------------
 4. Provisions:                                                                                      -------------------
    a. Provision for loan and lease losses....................................                       RIAD 4230    12,000   4.a.
    b. Provision for allocated transfer risk..................................                       RIAD 4243         0   4.b.
 5. Noninterest income:                                                                              -------------------
    a. Income from fiduciary activities.......................................  4070          12,182  5.a.
    b. Service charges on deposit accounts in domestic offices................  4080           7,641  5.b.
    c. Trading gains (losses) and fees from foreign exchange transactions.....  4075           1,491  5.c.
    d. Other foreign transaction gains (losses)...............................  4076               0  5.d.
    e. Other gains (losses) and fees from trading assets and liabilities......  4077           3,644  5.e.
    f. Other noninterest income:
       (1) Other fee income...................................................  5407          14,024  5.f.(1)
       (2) All other noninterest income*......................................  5408             644  5.f.(2)
                                                                                                     -------------------
    g. Total noninterest income (sum of items 5.a through 5.f)................                       RIAD 4079    39,626   5.g.
 6. a. Realized gains (losses) on held-to-maturity securities.................                       RIAD 3521         6   6.a
    b. Realized gains (losses) on available-for-sale securities...............                       RIAD 3196         0   6.b
 7. Noninterest expense:                                                                             -------------------
    a. Salaries and employee benefits.........................................  4135          56,148  7.a.
    b. Expenses of premises and fixed assets (net of rental income)
       (excluding salaries and employee benefits and mortgage interest).......  4217          13,506  7.b.
    c. Other noninterest expense*.............................................  4092          33,451  7.c.
                                                                                                     -------------------
    d. Total noninterest expense (sum of items 7.a through 7.c)...............                       RIAD 4093   103,105   7.d.
 8. Income (loss) before income taxes and extraordinary items and other                              -------------------
    adjustments (item 3 plus or minus items 4.a, 4.b, 5.g, 6.a, 6.b, and 7.d).                       RIAD 4301    71,357   8.
                                                                                                     -------------------
 9. Applicable income taxes (on item 8).......................................                       RIAD 4302    25,314   9.
                                                                                                     -------------------
10. Income (loss) before extraordinary items and other adjustment (item 8                            -------------------
    minus 9)..................................................................                       RIAD 4300    46,043  10.
                                                                                                     -------------------

-----------------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State   Zip:    Chicago, IL  60690
FDIC Certificate No.: |0|3|6|1|9

Call Date: 6/30/95 ST-BK: 17-1490 FFIEC 031
                                  Page RI-3
Schedule RI--Continued

                                                                                ----------------
                                                                                  Year-to-date
                                                                         -----------------------
                                           Dollar Amounts in Thousands   RIAD   Bil   Mil   Thou
----------------------------------------------------------------------------------------------------------------------------------
11. Extraordinary items and other adjustments:
    a. Extraordinary items and other adjustments,
       gross of income taxes*..........................................   4310               0         11.a.
    b. Applicable income taxes (on item 11.a)*.........................   4315               0         11.b.
    c. Extraordinary items and other adjustments, net of
       income taxes (item 11.a minus 11.b).............................                                RIAD 4320       0      11.c.
12. Net income (loss) (sum of items 10 and 11.c).......................                                RIAD 4340   46,043     12.

                                                                                                               1481
                                                                                                             --------
Memoranda                                                                                               Year-to-date
                                                                                                       --------------
                                                           Dollar Amounts in Thousands   RIAD          Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------------------
1. Interest expense incurred to carry tax-exempt securities, loans, and leases acquired after August 7, 1986, that is not deductible for federal income
   tax purposes ......................................................................   4513                  1,388        M.1.
2. Income from the sale and servicing of mutual funds and annuities in
   domestic offices (included in Schedule RI, item 8) ................................   8431                    504        M.2.
3. Estimated foreign tax credit included in applicable income taxes,
   items 9 and 11.b above ............................................................   4309                      0        M.3.
4. To be completed only by banks with $1 billion or more in total assets:
   Taxable equivalent adjustment to "Income (loss) before income taxes
   and extraordinary items and other adjustments" (item 8 above) .....................    1244                 2,410        M.4.
5. Number of full-time equivalent employees on payroll at end of current period                               Number
   (round to nearest whole number) ...................................................    4150                 2,108        M.5.
6. Not applicable
7. If reporting bank has restated its balance sheet as a result of applying push down                       MM DD YY
   accounting this calendar year, report the date of the bank's acquisition ..........    9106              00/00/00        M.7.
8. Trading revenue (from cash instruments and off-balance sheet derivative instruments)
   (including in Schedule RI, items 5.c. and 5.e):                                                      Bil Mil Thou
   a. Interest rate exposures..........................................................   8757                   496        M.8.a.
   b. Foreign exchange exposures.......................................................   8758                 1,491        M.8.b.
   c. Equity security and index exposures..............................................   8759                     0        M.8.c.
   d. Commondity and other exposures...................................................   8760                     0        M.8.d.
9. Impact on income of off-balance sheet derivatives held for purposes other than trading:
   a. Net increase (decrease) to interest income.......................................   8761                (1,817)       M.9.a.
   b. Net (increase) decrease to interest expense......................................   8762                (1,553)       M.9.b.
   c. Other (noninterest) allocations..................................................   8763                     0        M.9.c.
                                                                                         ------------------------------------------

---------
*Describe on Schedule RI-E--Explanations.

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State   Zip:    Chicago, IL 60690
FDIC Certificate No.: |0|3|6|1|9|
                      -----------

Call Date:  6/30/95 ST-BC: 17-1490 SFIEC 031
                                   Page RI-4

Schedule RI-A--Changes in Equity Capital

Indicated decreases and losses in parentheses.

                                                                                                                            1483
                                                                                                                            ----
                                                                         Dollar Amounts in Thousands  RIAD    BIL    MIL    Thou
----------------------------------------------------------------------------------------------------  --------------------------
 1. Total equity capital originally reported in the December 31, 1994, Reports of Condition
    and Income .....................................................................................  3215               562,104  1.
 2. Equity capital adjustments from amended Reports of Income, net* ................................  3216                     0  2.
 3. Amended balance end of previous calendar year (sum of items 1 and 2) ...........................  3217               562,104  3.
 4. Net income (loss) (must equal Schedule RI, item 12) ............................................  4340                46,043  4.
 5. Sale, conversion, acquisition, or retirement of capital stock, net .............................  4346                     0  5.
 6. Changes incident to business combinations, net .................................................  4356                 7,213  6.
 7. LESS: Cash dividends declared on preferred stock ...............................................  4470                     0  7.
 8. LESS: Cash dividends declared on common stock ..................................................  4460                24,000  8.
 9. Cumulative effect of changes in accounting principles from prior years* (see instructions for
    this schedule) .................................................................................  4411                     0  9.
10. Corrections of material accounting errors from prior years* (see instructions for this schedule)  4412                     0 10.
11. Change in net unrealized holding gains (losses) on available-for-sale securities ...............  8433                     0 11.
12. Foreign currency translation adjustments .......................................................  4414                     0 12.
13. Other transactions with parent holding company* (not included in items 5, 7, or 8 above) .......  4415                 1,365 13.
14. Total equity capital end of current period (sum of items 3 through 13) (must equal
    Schedule RC, item 28) ..........................................................................  3210               592,725 14.

-------------
*Describe in Schedule RI-E--Explanations.


Schedule RI-B--Charge-offs and Recoveries and Changes
               in Allowance for Loan and Lease Losses

Part I. Charge-offs and Recoveries on Loans and Leases

Part I excludes charge-offs and recoveries through the allocated transfer risk reserve.

                                                                                                                           1486
                                                                                                                           ----
                                                                                  (Column A)                  (Column B)
                                                                                 Charge-offs                  Recoveries
                                                                          -----------------------------------------------------
                                                                                         Calendar year-to-date
                                                                          -----------------------------------------------------
                                            Dollar Amounts in Thousands  RIAD    BIL    MIL    Thou  RIAD    BIL    MIL    Thou
-----------------------------------------------------------------------  --------------------------  --------------------------
 1. Loans secured by real estate:
    a. To U.S. addressees (domicile) ..................................  4651                 5,577  4661                1,574  1.a.
    b. To non-U.S. addressees (domicile) ..............................  4652                     0  4662                    0  1.b.
 2. Loans to depository institutions and acceptance of other banks:
    a. To. U.S. banks and other U.S. depository institutions ..........  4653                     0  4663                    0  2.a.
    b. To foreign banks ...............................................  4656                     0  4664                    0  2.b.
 3. Loans to finance agricultural production and other loans to farmers  4655                     0  4665                    0  3.
 4. Commercial and industrial loans:
    a. To U.S. addressees (domicile) ..................................  4645                 3,695  4617                3,097  4.a.
    b. To non-U.S. addressees (domicile) ..............................  4646                     0  4418                    0  4.b.
 5. Loans to individuals for household, family, and other personal expenditures:
    a. Credit cards and related plans .................................  4656                     0  4666                    0  5.a.
    b. Other (includes single payment, installment, and all student
       loans)..........................................................  4657                   139  4667                  127  5.b.
 6. Loans to foreign governments and official institutions ............  4643                     0  4627                    0  6.
 7. All other loans ...................................................  4644                   296  4628                  760  7.
 8. Lease financing receivables:
    a. Of U.S. addressees (domicile) ..................................  4658                     0  4668                    0  8.a.
    b. Of non-U.S. addressees (domicile) ..............................  4659                     0  4669                    0  8.b.
 9. Total (sum of items 1 through 8) ..................................  4639                 9,707  4605                5,558  9.

Legal Title of Bank:   American National Bank & Trust Company of Chicago
Address:               33 North LaSalle Street
City, State   Zip:     Chicago, IL  60690
FDIC Certificate No.:  |0|3|6|1|9|

Call Date:  6/30/95 ST-BK: 17-1490   FFIEC 031
                                     Page RI-5
Schedule RI-B--Continued

Part I. Continued

                                                                         ----------------------------------------------
                                                                                (Column A)            (Column B)
                                                                               Charge-offs            Recoveries
                                                                         ----------------------------------------------
                                                                                        Calendar year-to-date
Memoranda                                                                ----------------------------------------------
                                             Dollar Amounts in Thousands    RIAD Bil Mil Thou        RIAD Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1-3. Not applicable
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RI-B, part 1, items 4 and 7, above ..........................  5409             0       5410             0   M.4.
5. Loans secured by real estate in domestic offices (included in
   Schedule RI-B, part I, Item 1, above):
   a. Construction and land development .................................  3582             0       3583             0  M.5.a.
   b. Secured by farmland ...............................................  3584             0       3585             0  M.5.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by 1-4 family
          residential properties and extended under lines
          of credit .....................................................  5411            92       5412             3  M.5.c.(1)
      (2) All other loans secured by 1-4 family residential
          properties ....................................................  5413             0       5414            18  M.5.c.(2)
   d. Secured by multifamily (5 or more) residential properties .........  3588           141       3589             0  M.5.d.
   e. Secured by nonfarm nonresidential properties ......................  3590         5,344       3591         1,553  M.5.e.
                                                                        -----------------------------------------------

Part II. Changes in Allowance for Loan and Lease Losses
                                                                                             --------------------------
                                                          Dollar Amounts in Thousands        RIAD    Bil    Mil    Thou
-----------------------------------------------------------------------------------------------------------------------
1. Balance originally reported in the December 31, 1994, Reports of Condition and Income ...        3124       144,932  1.
2. Recoveries (must equal part 1, Item 9, column 8 above) ..................................        4605         5,558  2.
3. LESS: Charge-offs (must equal part 1, item 9, column A above) ...........................        4635         9,707  3.
4. Provision for loan and lease losses (must equal Schedule RI, item 4.a) ..................        4230        12,000  4.
5. Adjustments* (see instructions for this schedule) .......................................        4815           435  5.
6. Balance end of current period (sum of Items 1 through 5) (must equal Schedule RC,
   item 4.b) ...............................................................................        3123       153,218  6.
                                                                                            ---------------------------
----------------
*Describe on Schedule RI-E--Explanations.

Schedule RI-C--Applicable Income Taxes by Taxing Authority

Schedule RI-C is to be reported with the December Report of Income.
                                                                                                                   ----
                                                                                                                   1489
                                                                                                    -------------------
                                                                Dollar Amounts in Thousands         Riad  Bil  Mil Thou
-----------------------------------------------------------------------------------------------------------------------
1. Federal ........................................................................................ 4780           N/A  1.
2. State and local ................................................................................ 4790           N/A  2.
3. Foreign ........................................................................................ 4795           N/A  3.
4. Total (sum of items 1 through 3) (must equal sum of Schedule RI, items 9 and 11.b) ............. 4770           N/A  4.
                                                               --------------------------------
5. Deferred portion of item 4 ................................  RIAD 4772               N/A                             5.
                                                               --------------------------------------------------------

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State  Zip:     Chicago, IL  60690
FDIC Certificate No.: |0|3|6|1|9|

Call Date:  6/30/95  ST-SK: 17-1490  FFIEC 031
                                                                       Page R1-6

For all banks with foreign offices, Edge or Agreement subsidiaries, or IBfs where international operations account for more than 10 percent of total revenues, total assets, or net income.

Schedule RI-D--Income from International Operations

                                                                                                                      1492
                                                                                                              ------------
                                                                                                              Year-to-date
                                                                                                        ---- -------------
                                                                       Dollar Amounts in Thousands      RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1. Interest income and expense booked at foreign offices, Edge and Agreement subsidiaries, and IBFs:
   a. Interest income booked......................................................................      4837        30,146   1.a.
   b. Interest expense booked.....................................................................      4838        30,096   1.b.
   c. Net interest income booked at foreign offices, Edge and Agreement subsidiaries, and
      IBFs (item 1.a minus 1.b)...................................................................      4839            50   1.c.
2. Adjustments for booking location of international operations:
   a. Net interest income attributable to international operations booked at domestic offices.....      4840             0   2.a.
   b. Net interest income attributable to domestic business booked at foreign offices.............      4841       (30,094)  2.b.
   c. Net booking location adjustment (item 2.a. minus 2.b.)......................................      4842        30,094   2.c.
3. Noninterest income and expense attributable to international operations:
   a. Noninterest income attributable to international operations.................................      4097         1,491   3.a.
   b. Provision for loan and lease losses attributable to international operations................      4235             0   3.b.
   c. Other noninterest expense attributable to international operations..........................      4239           531   3.c.
   d. Net noninterest income (expense) attributable to international operations (item 3.a minus
      3.b and 3.c)................................................................................      4843           960   3.d.
4. Estimated pretax income attributable to international operations before capital allocation
   adjustment (sum of items 1.c, 2.c, and 3.d)....................................................      4844        31,104   4.
5. Adjustment to pretax income for internal allocations to international operations to reflect
   the effects of equity capital on overall bank funding costs....................................      4845             0   5.
6. Estimated pretax income attributable to international operations after capital allocation
   adjustment (sum of items 4 and 5)..............................................................      4846        31,104   6.
7. Income taxes attributable to income from international operations as estimated in item 6.......      4797        11,607   7.
8. Estimated net income attributable to international operations (item 6 minus 7).................      4341        19,497   8.
Memoranda                                                                                               ------------------
                                                                       Dollar Amounts in Thousands      RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1. Intracompany interest income included in item 1.a above........................................      4847        30,145   M.1.
2. Intracompany interest expense included in item 1.b above.......................................      4848           103   M.2.
                                                                                                        ------------------

Part II. Supplementary Details on Income from International Operations Required by the Departments of Commerce and Treasury for Purposes of the U.S. International Accounts and the U.S. National Income and Product Accounts

                                                                                                              ------------
                                                                                                              Year-to-date
                                                                                                        ---- -------------
                                                                       Dollar Amounts in Thousands      RIAD  Bil Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1. Interest income booked at IBFs.................................................................      4849             0   1.
2. Interest expense booked at IBFs................................................................      4850             0   2.
3. Noninterest income attributable to international operations booked at domestic offices
   (excluding IBFs):
   a. Gains (losses) and extraordinary item.......................................................      5491             0   3.a.
   b. Fees and other noninterest income...........................................................      5491         1,491   3.b.
4. Provision for loan and lease losses attributable to international operations booked at domestic
   offices (excluding IBFs).......................................................................      4852             0   4.
5. Other noninterest expense attributable to international operations booked at domestic offices
   (excluding IBFs)...............................................................................      4853           515   5.

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State  Zip:     Chicago, IL 60690
FDIC Certificate No.: |0|3|6|1|9|

Call Date: 6/30/95  ST-BK: 17-1490  FFIEC 031
                                    Page RI-7

Schedule RI-E--Explanations

Schedule RI-E is to be completed each quarter on a calendar year-to-date basis.

Detail all adjustments in Schedule RI-A and RI-B, all extraordinary items and other adjustments in Schedule RI, and all significant items of other noninterest income and other noninterest expense in Schedule RI. (See instructions for details.)

                                                                                                             ----------
                                                                                                                1495
                                                                                                      -----------------
                                                                                                         Year-to-date
                                                                                              -------------------------
                                                              Dollar Amounts in Thousands       RIAD   Bil   Mil   Thou
-----------------------------------------------------------------------------------------------------------------------
1. All other noninterest income (from Schedule RI, item 5.f.(2))
   Report amounts that exceed 10% of Schedule RI, item 5.f.(2):
   a. Net gains on other real estate owned ...................................................  5415                587  1.a.
   b. Net gains on sales of loans ............................................................  5416                  0  1.b.
   c. Net gains on sales of premises and fixed assets.........................................  5417                  0  1.c.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 5.f.(2):
        ---------
   d.   TEXT 4461                                                                               4461                      1.d.
        --------------------------------------------------------------------------------------
   e.   TEXT 4462                                                                               4462                      1.e.
        --------------------------------------------------------------------------------------
   f.   TEXT 4463                                                                               4463                      1.f.
        --------------------------------------------------------------------------------------
2. Other noninterest expense (from Schedule RI, item 7.c):
   a. Amortization expense of intangible assets...............................................  6531                557   2.a.
   Report amounts that exceed 10% of Schedule RI, item 7.c:
   b. Net losses on other real estate owned...................................................  5418                  0   2.b.
   c. Net losses on sales of loans............................................................  5419                  0   2.c.
   d. Net losses on sales of premises and fixed assets........................................  5420                  0   2.d.
   Itemize and describe the three largest other amounts that exceed 10% of Schedule RI, item 7.c:
        ---------
   e.   TEXT 4464    INTERCOMPANY CHARGES                                                       4464             11,829   2.e.
        --------------------------------------------------------------------------------------
   f.   TEXT 4467    FDIC INSURANCE PREMIUMS                                                    4467              4,361   2.f.
        --------------------------------------------------------------------------------------
   g.   TEXT 4468                                                                               4468                      2.g.
        --------------------------------------------------------------------------------------
3. Extraordinary items and other adjustments (from Schedule RI, item 11.a) and applicable income tax effect (from Schedule RI, item 11.b) (itemize and describe all extraordinary items and other adjustments):
            ---------
   a. (1)   TEXT 4469                                                                           4469                      3.a.(1)
            ----------------------------------------------------------------------------------
      (2) Applicable income tax effect                                  RIAD 4486                                         3.a.(2)
            -----------                                                 ----------------------
   b. (1)   TEXT 4487                                                                           4487                      3.b.(1)
            ----------------------------------------------------------------------------------
      (2) Applicable income tax effect                                  RIAD 4488                                         3.b.(2)
            ---------                                                   ----------------------
   c. (1)   TEXT 4489                                                                           4489                      3.c.(1)
            ----------------------------------------------------------------------------------
      (2) Applicable income tax effect                                  RIAD 4491                                         3.c.(2)
                                                                        ----------------------
4. Equity capital adjustments from amended Reports of income (from Schedule RI-A, item 2)
   (itemize and describe all adjustments):
        ---------
   a.   TEXT 4492                                                                               4492                      4.a.
        --------------------------------------------------------------------------------------
   b.   TEXT 4493                                                                               4493                      4.b.
        --------------------------------------------------------------------------------------
5. Cumulative effect of changes in accounting principles from prior years
   (from Schedule RI-A, item 9) (itemize and describe all changes in accounting principles):
        ---------
   a.   TEXT 4494                                                                               4494                      5.a.
        --------------------------------------------------------------------------------------
   b.   TEXT 4495                                                                               4495                      5.b.
        --------------------------------------------------------------------------------------
6. Corrections of material accounting errors from prior years (from Schedule RI-A, item 10)
   (itemize and describe all corrections):
        ---------
   a.   TEXT 4496                                                                               4496                      6.a.
        --------------------------------------------------------------------------------------
   b.   TEXT 4497                                                                               4497                      6.b.
        --------------------------------------------------------------------------------------

Legal Title of Bank:   American National Bank & Trust Company of Chicago
Address:               33 North LaSalle Street
City, State Zip:       Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
Call Date 6/30/95 ST-BK: 17-1490 FFIEC 031
                                 Page RI-8

Schedule RI-E--continued

                                                                                                   Year-to-date
                                                                                              -----------------------
                                                    Dollar Amounts in Thousands               RIAD   Bil   Mil   Thou
---------------------------------------------------------------------------------------------------------------------
7. Other transactions with parent holding company (from Schedule RI-A, item 13)
   (itemize and describe all such transactions):
   a.  TEXT 4498 POST CLOSING ADJUSTMENT OF 1994 SALE OF SUBSIDIARY                           4498               1,365       7.a.
   b.  TEXT 4499                                                                              4499                           7.b.
8. Adjustments to allowance for loan and lease losses (from Schedule RI-8, part II, item 5)
   (itemize and describe all adjustments):
   a. TEXT 4521 ADJUSTMENT INCIDENT TO BUSINESS COMBINATION                                   4521                 435       8.a.
   b. TEXT 4522                                                                               4522                           8.b.
                                                                                              ------------------------
9. Other explanations (the space below is provided for the bank to briefly describe, at its   1498                1499
   option, any other significant items affecting the Report of income):                       ------------------------

   No comment [  ] (RIAD 4769)
   Other explanations (please type or print clearly):
   (TEXT 4769)

Legal Title of Bank:      American National Bank & Trust Company of Chicago
Address:                  33 North LaSalle Street
City, State  Zip:         Chicago, IL 60690
FDIC Certificate No.:     |0|3|6|1|9|
                          -----------

Call Date:  6/30/95  ST-BK:  17-1490  FFIEC D31
                                      Page RC-1

Consolidated Report of Condition for Insured Commercial and State-Chartered Savings Banks for June 30, 1995

All schedules are to be reported in thousands of dollars. Unless otherwise indicated, report the amount outstanding as of the last business day of the quarter.

Schedule RC--Balance Sheet

                                                                                                                -----------
                                                                                                                    C400
                                                                                               ----------------------------
                                                               Dollar Amounts in Thousands        RCFD    Bil   Mil   Thou
---------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. Cash and balances due from depository institutions (from Schedule RC-A):
    a. Noninterest-bearing balances and currency and coin(1) ..................................   0081           503,226     1.a.
    b. Interest-bearing balances(2) ...........................................................   0071               600     1.b.
 2. Securities:
    a. Held-to-maturity securities (from Schedule RC-B, column A) .............................   1754           294,346     2.a.
    b. Available-for-sale securities (from Schedule RC-B, column D) ...........................   1773             9,031     2.b.
 3. Federal funds sold and securities purchased under agreements to resell in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds sold .....................................................................   0276           252,250     3.a.
    b. Securities purchased under agreements to resell ........................................   0277                 0     3.b.
 4. Loans and lease financing receivables:                             -------------------------
    a. Loans and leases, net of unearned income (from Schedule RC-C)    RCFD  2122    5,055,656                              4.a.
    b. LESS: Allowance for loan and lease losses ....................   RCFD  3123      153,218                              4.b.
    c. LESS: Allocated transfer risk reserve ........................   RCFD  3128            0                              4.c.
                                                                       -------------------------
    d. Loans and leases, net of unearned income,
       allowance, and reserve (item 4.a minus 4.b and 4.c) ....................................   2125         4,902,438     4.d.
 5. Trading assets (from Schedule RC-D) .......................................................   3545            34,824     5.
 6. Premises and fixed assets (including capitalized leases) ..................................   2145            42,393     6.
 7. Other real estate owned (from Schedule RC-M) ..............................................   2150             3,988     7.
 8. Investments in unconsolidated subsidiaries and associated companies (from Schedule RC-M) ..   2130                 0     8.
 9. Customers' liability to this bank on acceptances outstanding ..............................   2155            32,552     9.
10. Intangible assets (from Schedule RC-M) ....................................................   2143             5,198    10.
11. Other assets (from Schedule RC-F) .........................................................   2160           119,491    11.
12. Total assets (sum of items 1 through 11) ..................................................   2170         6,200,337    12.
                                                                                               ----------------------------

-------------------------
(1) Includes cash items in process of collection and unposted debits.
(2) Includes time certificates of deposit not held for trading.

Legal Title of Bank:    American National Bank & Trust Company of Chicago
Address:                33 North LaSalle Street
City, State Zip:        Chicago, IL 60690
FDIC Certificate No.:   |0|3|6|1|9|

Call Date:  6/30/95  ST-BK: 17-1490  FFIEC 031
                                     Page RC-2
Schedule RC--Continued

                                                         Dollar Amounts in Thousands                      Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------------
LIABILITIES
13. Deposits:
    a. In domestic offices (sum of totals of columns A and C from Schedule RC-E,
       part I)  .............................................................................   RCON 2200      3,908,833  13.a.
       (1) Noninterest-bearing(1) ....................................... RCON 6631  1,843,067                            13.a.(1)
       (2) Interest-bearing ............................................. RCON 6636  2,065,766                            13.a.(2)
    b. In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,
       part II) ..............................................................................  RCFN 2200      1,106,496  13.b.
       (1) Noninterest-bearing ........................................... RCFN 6631         0                            13.b.(1)
       (2) Interest-bearing .............................................. RCFN 6636  1,106,496                           13.b.(2)
14. Federal funds purchased and securities sold under agreements to repurchase in domestic offices of the bank and of its Edge and Agreement subsidiaries, and in IBFs:
    a. Federal funds purchased ...............................................................  RCFD 0278       400,495   14.a.
    b. Securities sold under agreements to repurchase ........................................  RCFD 0279        25,945   14.b.
15. a. Demand notes issued to the U.S. Treasury ..............................................  RCON 2840             0   15.a.
    b. Trading liabilities (from Schedule RC-D) ..............................................  RCFD 3548        11,980   15.b.
16. Other borrowed money:
    a. With original maturity of one year or less ............................................  RCFD 2332           825   16.a.
    b. With original maturity of more than one year ..........................................  RCFD 2333             0   16.b.
17. Mortgage indebtedness and obligations under capitalized leases ...........................  RCFD 2910           299   17.
18. Bank's liability on acceptances executed and outstanding .................................  RCFD 2920        32,552   18.
19. Subordinated notes and debentures ........................................................  RCFD 3200        75,000   19.
20. Other liabilities (from Schedule RC-G) ...................................................  RCFD 2930        45,187   20.
21. Total liabilities (sum of items 13 through 20) ...........................................  RCFD 2948     5,607,612   21.

22. Limited-life preferred stock and related surplus .........................................  RCFD 3282             0   22.
EQUITY CAPITAL
23. Perpetual preferred stock and related surplus ............................................  RCFD 3838             0   23.
24. Common stock .............................................................................  RCFD 3230        20,600   24.
25. Surplus (exclude all surplus related to preferred stock) .................................  RCFD 3839       274,680   25.
26. a. Undivided profits and capital reserves ................................................  RCFD 3632       297,445   26.a.
    b. Net unrealized holding gains (losses) on available-for-sale securities ................  RCFD 8434             0   26.b.
27. Cumulative foreign currency translation adjustments ......................................  RCFD 3284             0   27.
28. Total equity capital (sum of items 23 through 27) ........................................  RCFD 3210       592,725   28.
29. Total liabilities, limited-life preferred stock, and equity capital (sum of items 21, 22,
    and 28) ..................................................................................  RCFD 3300     6,200,337   29.

Memorandum
To be reported only with the March Report of Condition.
1. Indicate in the box at the right the number of the statement below that best describes the
   most comprehensive level of auditing work performed for the bank by independent external                         Number
   auditors as of any date during 1994 ...............................................................  RCFD 6724    N/A   N.1.

1 = Independent audit of the bank conducted in accordance           4 = Directors' examination of the bank performed by other
    with generally accepted auditing standards by a certified           external auditors (may be required by state chartering
    public accounting firm which submits a report on the bank           authority)
2 = Independent audit of the bank's parent holding company          5 = Review of the bank's financial statements by external
    conducted in accordance with generally accepted auditing            auditors
    standards by a certified public accounting firm which           6 = Compilation of the bank's financial statements by external
    submits a report on the consolidated holding company                auditors
    (but not on the bank separately)                                7 = Other audit procedures (excluding tax preparation work)
3 = Directors' examination of the bank conducted in                 8 = No external audit work
    accordance with generally accepted auditing standards
    by a certified public accounting firm (may be required by
    state chartering authority)

-------------------
(1) Includes total demand deposits and noninterest-bearing time and savings deposits.

Legal Title of Bank:     American National Bank & Trust Company of Chicago
Address:                 33 North LaSalle Street
City, State Zip:         Chicago, IL 60690
FDIC Certificate No.:    |0|3|6|1|9|

Call Date:  6/30/95 ST-BK:  17-1490 FFIEC 031
                                    Page RC-3

Schedule RC-A--Cash and Balances Due From Depository Institutions

Exclude assets held for trading.

                                                                                                                      C405
                                                                                                                    -------
                                                                                  (Column A)                 (Column B)
                                                                                 Consolidated                 Domestic
                                                                                     Bank                      Offices
                                                                            -----------------------------------------------
                                      Dollar Amounts in Thousands           RCFD   Bil   Mil  Thou   RCON   Bil   Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1. Cash items in process of collection, unposted debits, and currency
   and coin .............................................................    0022         352,183                           1.
   a. Cash items in process of collection and unposted debits ...........                           0020        321,010     1.a.
   b. Currency and coin .................................................                           0080         31,173     1.b.
2. Balances due from depository institutions in the U.S. ................                           0082          7,748     2.
   a. U.S. branches and agencies of foreign banks (including their IBFs).    0083               0                           2.a.
   b. Other commercial banks in the U.S. and other depository
      institutions in the U.S. (including their IBFs) ....................   0085           7,748                           2.b.
3. Balances due from banks in foreign countries and foreign central banks.                          0070          4,994     3.
   a. Foreign branches of other U.S. banks ...............................   0073             100                           3.a.
   b. Other banks in foreign countries and foreign central banks .........   0074           4,994                           3.b.
4. Balances due from Federal Reserve Banks ...............................   0090         138,801   0090        138,801     4.
5. Total (sum of item 1 through 4) (total of column A must equal
   Schedule RC, sum of items 1.a and 1.b) ................................   0010         503,826   0010        503,726     5.
Memorandum                                               Dollar Amounts in Thousands               RCON     Bil   Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1. Noninterest-bearing balances due from commercial banks in the U.S. (included in item 2,
   column B above) ..........................................................................      0050           7,248     M.1.
                                                                                                   ------------------------

Schedule RC-B--Securities

Exclude assets held for trading.
                                                                                                                         C410
                                                                                                                       -------
                                                              Held-to-maturity                    Available-for-sale
                                                 -----------------------------------------------------------------------------
                                                       (Column A)         (Column B)          (Column C)         (Column D)
                                                    Amortized Cost        Fair Value         Amortized Cost     Fair Value/1/
                                                 -----------------------------------------------------------------------------
                Dollar Amounts in Thousands     RCFD  Bil  Mil Thou   RCFD Bil Mil Thou   RCFD Bil Mil Thou  RCFD Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------------
1. U.S. Treasury securities ..................  0211         275,866  0213        274,708   1286          0   1287         0  1.
2. U.S. Government agency and corporation
   obligations (exclude mortgage-backed
   securities)
   a. Issued by U.S. Government
      agencies(2) ............................  1289              0   1290               0  1291            0  1293         0  2.a.
   b. Issued by U.S. Government-sponsored
      agencies(3) ............................  1294          9,127   1295           9,216  1297            0  1298         0  2.b.
                                               ------------------------------------------------------------------------------

------------------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c., column D.
(2) Includes Small Business Administration ``Guaranteed Loan Pool Certificates,'' U.S. Maritime Administration obligations, and Export-Import Bank participation certificates.
(3) Includes obligations (other than mortgage-backed securities) issued by the Farm Credit System, the Federal Home Loan Bank System, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, the Financing Corporation, Resolution Funding Corporation, the Student Loan Marketing Association, and the Tennessee Valley Authority.

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State    Zip:   Chicago, IL 60690
FDIC Certificate No.: |0|3|6|1|9|
                      -----------

Call Date:  4/30/95  ST-BK:  17-1490  FFIEC 031
                                      Page RC-4

Schedule RC-B--Continued

                                 ------------------------------------------------------------------------------------------
                                             Held-to-maturity                             Available-for-sale
                                 ------------------------------------------------------------------------------------------
                                       (Column A)             (Column B)              (Column C)          (Column D)
                                     Amortized Cost           Fair Value            Amortized Cost       Fair Value(1)
                                 ------------------------------------------------------------------------------------------
    Dollar Amounts in Thousands      RCFD Bil Mil Thou     RCFD Bil Mil Thou      RCFD Bil Mil Thou    RCFD Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
3. Securities issued by states
   and political subdivisions
   in the U.S.:
   a. General obligations........... 1676          4,561   1677         4,596     1678          0     1679           0     3.a.
   b. Revenue obligations........... 1681            127   1686           131     1690          0     1691           0     3.b.
   c. Industrial development
      and similar obligations....... 1694              0   1695             0     1696          0     1697           0     3.c.
4. Mortgage-backed
   securities (MBS):
   a. Pass-through securities:
      (1) Guaranteed by GNMA........ 1698            379   1699           391     1701          0     1702           0     4.a.(1)
      (2) Issued by FNMA and FHLMC.. 1703            676   1705           688     1706          0     1707           0     4.a.(2)
      (3) Other pass-through
          securities................ 1709              0   1710             0     1711          0     1713           0     4.a.(3)
   b. Other mortgage-backed
      securities (include CMOs,
      REMICs, and stripped MBS):
      (1) Issued or guaranteed by
          FNMA, FHLMC, or GNMA...... 1714            201   1715           212     1716          0     1717           0     4.b.(1)
      (2) Collateralized by MBS
          issued or guaranteed
          by FNMA, FHLMC, or GNMA... 1718              0   1719             0     1731          0     1732           0     4.b.(2)
      (3) All other mortgage-backed
          securities................ 1733              0   1734             0     1735          0     1736           0     4.b.(3)
5. Other debt securities:
   a. Other domestic debt
      securities.................... 1737            294   1738           301     1739          0     1741           0     5.a.
   b. Foreign debt securities....... 1742          3,115   1743         3,110     1744          0     1746           0     5.b.
6. Equity securities:
   a. Investments in mutual funds...                                              1747          0     1748           0     6.a.
   b. Other equity securities
      with readily determinable
      fair values...................                                              1749          0     1751           0     6.b.
   c. All other equity
      securities(1).................                                              1752      9,031     1753       9,031     6.c.
7. Total (sum of items 1 through 6)
   (total of column A must equal
   Schedule RC, item 2.a) (total
   of column D must equal
   Schedule RC, item 2.b)........... 1754        294,346   1771       293,353     1772      9,031     1773       9,031     7.
                                    -----------------------------------------------------------------------------------

-----------------
(1) Includes equity securities without readily determinable fair values at historical cost in item 6.c, column D.

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State    Zip:   Chicago, IL 60690
Call Date: 6/30/95  ST-BK:  17-1490  FFIEC 031
                                     Page RC-5
FDIC Certificate No.: |0|3|6|1|9|

Schedule RC-B--Continued

Memoranda                                                                                                        C412
                                                                                                          ------------
                                                           Dollar Amounts in Thousands     RCFD    Bil    Mil    Thou
----------------------------------------------------------------------------------------------------------------------
1. Pledged securities(2)..............................................................     0416               285,422   M.1.
2. Maturity and repricing data for debt securities(2)(3)(4) (excluding those in non-
   accrual status):
   a. Fixed rate debt securities with a remaining maturity of:
      (1) Three months or less........................................................     0343                15,980   M.2.a.(1)
      (2) Over three months through 12 months.........................................     0344                82,963   M.2.a.(2)
      (3) Over one year through five years............................................     0345               191,908   M.2.a.(3)
      (4) Over five years.............................................................     0346                 1,315   M.2.a.(4)
      (5) Total fixed rate debt securities (sum of Memorandum items 2.a.(1) through
          2.a.(4))....................................................................     0347               292,166   M.2.a.(5)
   b. Floating rate debt securities with a repricing frequency of:
      (1) Quarterly or more frequently................................................     4544                    63   M.2.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly.............     4545                 2,117   M.2.b.(2)
      (3) Every five years or more frequently, but less frequently than annually......     4551                     0   M.2.b.(3)
      (4) Less frequently than every five years.......................................     4552                     0   M.2.b.(4)
      (5) Total floating rate debt securities (sum of Memorandum items 2.b.(1)
          through 2.b.(4))............................................................     4553                 2,180   M.2.b.(5)
   c. Total debt securities (sum of Memorandum items 2.a.(5) and 2.b.(5)) (must equal total debt securities from Schedule RC-B, sum of items 1 through 5, columns A and D, minus nonaccrual debt securities included in Schedule RC-N,
      item 9, column C)...............................................................     0393               294,346   M.2.c.
3. Not applicable
4. Held-to-maturity debt securities restructured and in compliance with modified terms
   (included in Schedule RC-B, items 3 through 5, column A, above)....................     5365                     0   M.4.
5. Not applicable
6. Floating rate debt securities with a remaining maturity of one year or less(2)
   (included in Memorandum item 2.b.(5) above)........................................     5519                     0   M.6.
7. Amortized cost of held-to-maturity securities sold or transferred to available-
   for-sale or trading securities during the calendar year-to-date (report the
   amortized cost at date of sale or transfer)........................................     1778                     0   M.7.
8. High-risk mortgage securities (included in the held-to-maturity and available-for-
   sale accounts in Schedule RC-B, item 4.b):
   a. Amortized cost..................................................................     8780                     0   M.8.a.
   b. Fair value......................................................................     8781                     0   M.8.b.
9. Structured notes (included in the held-to-maturity and available-for-sale accounts in Schedule RC-B, items 2, 3, and 5):
   a. Amortized cost..................................................................     8782                     0   M.9.a.
   b. Fair value......................................................................     8783                     0   M.9.b.

-----------------
(2) Includes held-to-maturity securities at amortized cost and available-for-sale securities at fair value.
(3) Exclude equity securities, e.g., investments in mutual funds, Federal Reserve stock, common stock, and preferred stock.
(4) Memorandum item 2 is not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State   Zip:    Chicago, IL  60690
FDIC Certificate No.: |0|3|6|1|9|

Call Date:  6/30/95  ST-BK:  17-1490 FFIEC
                                 Page RC-6

Schedule RC-C--Loans and Lease Financing Receivables

Part I. Loans and Leases

Do not deduct the allowance for loan and lease losses from amounts reported in this schedule. Report total loans and leases, net of unearned income. Exclude assets held for trading.

                                                                                                                --------
                                                                                                                    C415
                                                                                 ---------------------------------------
                                                                                     (Column A)           (Column B)
                                                                                    Consolidated           Domestic
                                                                                        Bank                Offices
                                                                                 ---------------------------------------
                                                     Dollar Amounts in Thousands  RCFD Bil Mil Thou    RCON Bil Mil Thou
------------------------------------------------------------------------------------------------------------------------
1.  Loans secured by real estate ...............................................  1410    1,399,628                       1.
    a. Construction and land development .......................................                       1415      114,904  1.a.
    b. Secured by farmland (including farm residential and other
       improvements) ...........................................................                        1420           0  1.b.
    c. Secured by 1-4 family residential properties:
       (1) Revolving, open-end loans secured by 1-4 family residential
           properties and extended under lines of credit .......................                        1797      97,618  1.c.(1)
       (2) All other loans secured by 1-4 family residential properties:
           (a) Secured by first liens ..........................................                        5367     313,976  1.c.(2)(a)
           (b) Secured by junior liens .........................................                        5368         143  1.c.(2)(b)
    d.  Secured by multifamily (5 or more) residential properties ..............                        1460      58,600  1.d.
    e.  Secured by nonfarm nonresidential properties ...........................                        1480     814,387  1.e.
2.  Loans to depository institutions:
    a. To commercial banks in the U.S. .........................................                        1505      25,628  2.a.
       (1) To U.S. branches and agencies of foreign banks ......................  1506            0                       2.a.(1)
       (2) To other commercial banks in the U.S. ...............................  1507       24,628                       2.a.(2)
    b.  To other depository institutions in the U.S. ...........................  1517            0     1517           0  2.b.
    c.  To banks in foreign countries ..........................................                        1510       2,845  2.c.
       (1) To foreign branches of other U.S. banks .............................  1513            0                       2.c.(1)
       (2) To other banks in foreign countries .................................  1516        2,845                       2.c.(2)
3.  Loans to finance agricultural production and other loans to farmers ........  1590        1,799     1590       1,799  3.
4.  Commercial and industrial loans:
    a. To U.S. addresses (domicile) ............................................  1763    3,000,147     1763   3,000,147  4.a.
    b. To non-U.S. addresses (domicile) ........................................  1764            0     1764           0  4.b.
5.  Acceptances of other banks:
    a. Of U.S. banks ...........................................................  1756            0     1756           0  5.a.
    b. Of foreign banks ........................................................  1757            0     1757           0  5.b.
6.  Loans to individuals for household, family, and other personal
    expenditures (i.e., consumer loans) (includes purchased paper) .............                        1975     184,015  6.
    a. Credit cards and related plans (includes check credit and other
       revolving credit plans) .................................................  2008        1,639                       6.a.
    b. Other (includes single payment, installment, and all student loans) .....  2011      182,376                       6.b.
7.  Loans to foreign governments and official institutions (including
    foreign central banks) .....................................................  2081            0     2081           0  7.
8.  Obligations (other than securities and leases) of states and political subdivisions in the U.S. (includes nonrated industrial development
    obligations) ...............................................................  2107      171,151     2107     171,151  8.
9.  Other loans ................................................................  1563      288,904                       9.
    a. Loans for purchasing or carrying securities (secured and unsecured) .....                        1545     149,924  9.a.
    b. All other loans (exclude consumer loans) ................................                        1564     138,980  9.b.
10. Lease financing receivables (net of unearned income) .......................                        2165           0  10.
    a. Of U.S. addresses (domicile) ............................................  2182            0                       10.a.
    b. Of non-U.S. addressses (domicile) .......................................  2183            0                       10.b.
11. LESS: Any unearned income on loans reflected in items 1-9 above ............  2123       17,461     2123      17,461  11.
12. Total loans and leases, net of unearned income (sum of items 1 through 10 minus item 11) (total of column A must equal
    Schedule RC, item 4.a) .....................................................  2122    5,055,656     2122   5,055,656  12.

                                      16

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State  Zip:     Chicago, IL  60690
FDIC Certificate No.: |0|3|6|1|9|
Call Date:  6/30/95  ST-BK:  17-1490  FFIEC 031
                                      Page RC-7

Schedule RC-C--Continued

Part I. Continued

                                                                                ------------------------------------------
                                                                                     (Column A)            (Column B)
                                                                                    Consolidated            Domestic
                                                                                        Bank                 Offices
Memoranda                                                                       -------------------------------------------
                                              Dollar Amounts in Thousands        RCFD  Bil Mil Thou     RCON  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
1. Commercial paper included in Schedule RC-C, part I, above.............        1496             0     1496             0   M.1.
2. Loans and leases restructured and in compliance with modified terms
   (included in Schedule RC-C, part I, above and not reported as past due or nonaccrual in Schedule RC-N, Memorandum item 1):
   a. Loans secured by real estate:
      (1) To U.S. addressees (domicile)..................................        1687             0     M.2.a.(1)
      (2) To non-U.S. addressees (domicile)..............................        1689             0     M.2.a.(2)
   b. All other loans and all lease financing receivables (exclude loans to individuals for household, family, and other personal
      expenditures)......................................................        8691             0     M.2.b.
   c. Commercial and industrial loans to and lease financing receivables of non-U.S. addressees (domicile) included in Memorandum item 2.b
      above..............................................................        8692             0     M.2.c.
3. Maturity and repricing data for loans and leases(1) (excluding those in nonaccrual status):
   a. Fixed rate loans and leases with a remaining maturity of:
      (1) Three months or less...........................................        0348       782,027     M.3.a.(1)
      (2) Over three months through 12 months............................        0349       201,303     M.3.a.(2)
      (3) Over one year through five years...............................        0356       628,312     M.3.a.(3)
      (4) Over five years................................................        0357       262,672     M.3.a.(4)
      (5) Total fixed rate loans and leases (sum of Memorandum
          items 3.a.(1) through 3.a.(4)).................................        0358     1,874,314     M.3.a.(5)
   b. Floating rate loans with a repricing frequency of:
      (1) Quarterly or more frequently...................................        4554     3,145,803     M.3.b.(1)
      (2) Annually or more frequently, but less frequently than
          quarterly......................................................        4555         6,138     M.3.b.(2)
      (3) Every five years or more frequently, but less frequently than
          annually.......................................................        4561           605     M.3.b.(3)
      (4) Less frequently than every five years..........................        4564             0     M.3.b.(4)
      (5) Total floating rate loans (sum of Memorandum items 3.b.(1)
          through 3.b.(4))...............................................        4567     3,152,546     M.3.b.(5)
   c. Total loans and leases (sum of Memorandum items 3.a.(5) and
      3.b.(5)) (must equal the sum of total loans and leases, net, from
      Schedule RC-C, part I, item 12, plus unearned income from
      Schedule RC-C, part I, item 11, minus total nonaccrual loans and
      leases from schedule 2C-M, sum of items 1 through 8, column C).....        1479     5,026,860     M.3.c.
4. Loans to finance commercial real estate, construction, and land development activities (not secured by real estate) included in
   Schedule RC-C, part I, item 4 and 9, column A, page RC-6(2)...........        2746        27,281     M.4.
5. Loans and leases held for sale (included in Schedule RC-C, part I,
   above)................................................................        5369         2,616     M.5.
6. Adjustable rate closed-end loans secured by first liens on 1-4 family
                                                                                                       --------------------
   residential properties (included in Schedule RC-C, part I,                                           RCON  Bil Mil Thou
                                                                                                       --------------------
   item 1,c.(2)(a), column 3, page RC-6).................................                               5370        18,724   M.6.
                                                                                -------------------------------------------

------------------
(1) Memorandum item 3 is not applicable to savings banks that must complete supplemental Schedule RC-J.
(2) Exclude loans secured by real estate that are included in Schedule RC-C, part I, item 1, column A.

Legal Title of Bank:  American National Bank &
                      Trust Company of Chicago
Address:              33 North LaSalle Street
City, State Zip:      Chicago, IL 60690
FDIC Certificate No.: |0|3|6|1|9|

Call Date: 6/30/95  ST-BK: 17-1490 FF1EC 031
                                  Page RC-7a

Schedule RC-C--Continued
Part II. Loans to Small Businesses and Small Farms

Schedule RC-C, Part II is to be reported only with the June Report of Condition.

Report the number and amount currently outstanding as of June 30 of business loans with "original amounts" of $1,000,000 or less and farm loans with "original amounts" of $500,000 or less. The following guidelines should be used to determine the "original amount" of a loan: (1) For loans drawn down under lines of credit or loan commitments, the "original amount" of the loan is the size of the line of credit or loan commitment when the line of credit or loan commitment was most recently approved, extended, or renewed prior to the report date. However, if the amount currently outstanding as of the report date exceeds this size, the "original amount" is the amount currently outstanding on the report date. (2) For loan participations and syndications, the "original amount" of the loan participation or syndication is the entire amount of the credit originated by the lead lender. (3) For all other loans, the "original amount" is the total amount of the loan at origination or the amount currently outstanding as of the report date, whichever is larger.

Loans to Small Businesses

1. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by nonfarm nonresidential properties" in domestic offices reported in Schedule RC-C, part I, item 1.e, column B, and all or substantially all of the dollar volume of your bank's
   "Commercial and industrial loans to U.S. addresses" in domestic offices reported in Schedule RC-C, part I, item 4.a, column B, have original amounts
   of $100,000 or less. (If your bank has no loans outstanding in both of these                    C418
   two loan categories, place an "X" in the box marked "NO" and go to item             RCON   YES    NO
   5; otherwise, see instructions for further information.)........................   6999           X   1.

If YES, complete items 2.a and 2.b below, skip items 3 and 4, and go to item 5, if NO and your bank has loans outstanding in either loan category, skip items 2.a and 2.b, complete items 3 and 4 below, and go to item 5.

2. Report the total number of loans currently             Number of Loans
   outstanding for each of the following              RCON
   Schedule RC-C, part I, loan categories:
   a. "Loans secured by nonfarm nonresidential
      properties" in domestic offices reported
      in Schedule RC-C, part I, item 1.e, column B... 5562          N/A   2.a.

   b. "Commercial and industrial loans to U.S.
      addresses" in domestic offices reported
      in Schedule RC-C, part I, item 4.a, column B... 5563          N/A   2.b.

                                             (Column A)           (Column B)
                                                                    Amount
                                                                  Currently
                                            Number of Loans      Outstanding
                                            ---------------   -----------------
               Dollar Amounts in Thousands  RCON              RCON Bil Mil Thou
------------------------------------------  ----              -----------------
3. Number and amount currently outstanding
   of "Loans secured by nonfarm nonres-
   idential properties" in domestic offices
   reported in Schedule RC-C, part I, item
   1.e, column B (sum of items 3.a through
   3.c must be less than or equal to Schedule
   RC-C, part I, item 1.e, column B):
   a. With original amounts of $100,000
      or less............................... 5564      97     5565    5,574  3.a.
   b. With original amounts of more than
      $100,000 through $250,000............. 5566     155     5567   22,108  3.b.
   c. With original amounts of more than
      $250,000 through $1,000,000........... 5568     339     5569  152,978  3.c.
4. Number and amount currently outstanding
   of "Commercial and industrial loans to
   U.S. addresses" in domestic offices
   reported in Schedule RC-C, part I, item
   4.a, column B (sum of items 4.a through
   4.c must be less than or equal to Schedule
   RC-C, part I, item 4.a, column B):
   a. With original amounts of $100,000
      or less............................... 5570   1,734     5571   50,610  4.a.
   b. With original amounts of more than
      $100,000 through $250,000............. 5572     726     5573   89,500  4.b.
   c. With original amounts of more than
      $250,000 through $1,000,000........... 5574   1,162     5575  424,005  4.c.

                                      17a

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State   Zip:    Chicago, IL 60690
FDIC Certificate No.: |0|3|6|1|9|
Call Date: 6/30/95 ST-BK: 17-1490  FFIEC 031
                                   Page RC-7b
Schedule RC-C--Continued

Part II. Continued
Agricultural Loans to Small Farms
5. Indicate in the appropriate box at the right whether all or substantially all of the dollar volume of your bank's "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule RC-C, part I, item 1.b, column B, and all or substantially all of the dollar volume of your bank's "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in
   Schedule RC-C, part I, item 3, column B, have original amounts of $100,000 or less. (If your bank has no loans outstanding in both of these two loan categories, place an "X"
   in the box marked "NO" and do not complete items 7 and 8; otherwise, see instructions for               YES          NO
                                                                                                  -------------------------
   further information)........................................................................   6860                  X     5.
                                                                                                  -------------------------

If YES, complete items 6.a and 6.b below and do not complete items 7 and 8. If NO and your bank has loans outstanding in either loan category, skip items 6.a and 6.b and complete items 7 and 8 below.


6. Report the total number of loans currently outstanding for each of the following
   Schedule RC-C, part I, loan categories:                                               -----------------------
                                                                                             Number of Loans
                                                                                         -----------------------
   a. "Loans secured by farmland (including farm residential and other improvements)"    RCON
                                                                                         ----
      in domestic offices reported in Schedule RC-C, part I, items 1.b, column B........ 5576                N/A  6.a.
   b. "Loans to finance agricultural production and other loans to farmers" in
      domestic offices reported in Schedule RC-C, part I, Item 3, column B.............. 5577                N/A  6.b.
                                                                                         -----------------------

                                                                                           ----------------------------------
                                                                                            (Column A)            (Column B)
                                                                                                                    Amount
                                                                                                                  Currently
                                                                                           Number of Loans       Outstanding
                                                                                           ----------------------------------
                                                        Dollar Amounts in Thousands        RCON          RCON  Bil  Mil  Thou
-----------------------------------------------------------------------------------------------          --------------------
7. Number and amount currently outstanding of "Loans secured by farmland (including farm residential and other improvements)" in domestic offices reported in Schedule
   RC-C, part I, item 1.b, column B (sum of items 7.a through 7.c must be less than or equal to Schedule RC-C, part I, item 1.b, column B):
   a. With original amounts of $100,000 or less......................................... 5578        0    5579             0  7.a.
   b. With original amounts of more than $100,000 through $250,000...................... 5580        0    5581             0  7.b.
   c. With original amounts of more than $250,000 through $500,000...................... 5582        0    5583             0  7.c.
8. Number and amount currently outstanding of "Loans to finance agricultural production and other loans to farmers" in domestic offices reported in Schedule RC-C, part I, item 3, column B (sum of items 8.a through 8.c must be less than or equal to Schedule RC-C, part I, item 3, column B):
   a. With original amounts of $100,000 or less......................................... 5584        4    5585            65  8.a.
   b. With original amounts of more than $100,000 through $250,000...................... 5586        1    5587           200  8.b.
   c. With original amounts of more than $250,000 through $500,000...................... 5588        0    5589             0  8.c.
                                                                                         -----------------------------------


                                      17b

Legal Title of Bank:   American National Bank & Trust Company of Chicago
Address:               33 North LaSalle Street
City, State     Zip:   Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
Call Date:   6/30/95  ST-BK:  17-1490  FFIEC 031
                                       Page RC-8

Schedule RC-D--Trading Assets and Liabilities

Schedule RC-D is to be completed only by banks with $1 billion or more in total assets or with $2 billion or more in par/notional amount of off-balance sheet derivative contrasts (as reported in Schedule RC-L, items 14.a through 14.e, columns A through D).

                                                                                                                      C420
                                                                                                                  ---------
                                                                Dollar Amounts in Thousands                  Bil  Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
ASSETS
 1. U.S. Treasury securities in domestic offices...........................................  RCON   3531                 0   1.
 2. U.S. Government agency and corporation obligations in domestic offices (exclude
    mortgage-backed securities)............................................................  RCON   3532                 0   2.
 3. Securities issued by states and political subdivisions in the U.S. in domestic
    offices................................................................................  RCON   3533            14,539   3.
 4. Mortgage-backed securities (MBS) in domestic offices:
    a. Pass-through securities issued or guaranteed by FNMA, FHLMC, or GNMA................  RCON   3534                 0   4.a.
    b. Other mortgage-backed securities issued or guaranteed by FNMA, FHLMC, or GNMA
       (include CMOs, REMICs, and stripped MBS)............................................  RCON   3535             5,620   4.b
    c. All other mortgage-backed securities................................................  RCON   3536                 0   4.c.
 5. Other debt securities in domestic offices..............................................  RCON   3537               249   5.
 6. Certificates of deposit in domestic offices............................................  RCON   3538                 0   6.
 7. Commercial paper in domestic offices...................................................  RCON   3539                 0   7.
 8. Bankers acceptances in domestic offices................................................  RCON   3540            12,719   8.
 9. Other trading assets in domestic offices...............................................  RCON   3541                 0   9.
10. Trading assets in foreign offices......................................................  RCFN   3542                 0   10.
11. Revaluation gains on interest rate, foreign exchange rate, and other commodity and equity contracts:
    a. In domestic offices.................................................................  RCON   3543             1,697   11.a.
    b. In foreign offices..................................................................  RCFN   3544                 0   11.b.
12. Total trading assets (sum of items 1 through 11) (must equal Schedule RC, Item 5)......  RCFD   3545            34,824   12.
                                                                                             ------------------------------
                                                                                             ------------------------------
LIABILITIES                                                                                                  Bil  Mil  Thou
                                                                                             ------------------------------
13. Liability for short positions..........................................................  RCFD   3546            10,999   13.
14. Revaluation losses on interest rate, foreign exchange rate, and other commodity and
    equity contracts.......................................................................  RCFD   3547               981   14.
15. Total trading liabilities (sum of items 13 and 14)
    (must equal Schedule RC, item 15.b)....................................................  RCFD   3548            11,980   15.
                                                                                             ------------------------------

Legal Title of Bank: American National Bank & Trust Company of Chicago
Address:             33 North LaSalle Street
City, State Zip:     Chicago, IL 60690
Call Date: 6/30/95 ST-BK: FFIEC 031
                          Page RC-9
FDIC Certificate No.: |0|3|6|1|9|

Schedule RC-E--Deposit Liabilities

Part I. Deposits in Domestic Offices

                                                                                                                    ------------
                                                                                                                       C425
                                                         ----------------------------------------------------------------------
                                                                                                          Nontransaction
                                                                    Transaction Accounts                      Accounts
                                                         ----------------------------------------------------------------------
                                                               (Column A)             (Column B)             (Column C)
                                                            Total transaction         Memo: Total                Total
                                                           accounts (including      demand deposits         nontransaction
                                                              total demand           (included in              accounts
                                                                deposits)              column A)           (including MMDAs)
                                                         ----------------------  ----------------------  ----------------------
                            Dollar Amounts in Thousands  RCON  Bil  Mil  Thou    RCON  Bil  Mil  Thou   RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individuals, partnerships, and corporations.........  2201        1,866,652    2240      1,563,097   2346        1,599,672   1.
2. U.S. Government.....................................  2202           12,158    2280         12,158   2520                0   2.
3. States and political subdivisions in the U.S. ......  2203           26,196    2290          3,983   2530          196,922   3.
4. Commercial banks in the U.S. .......................  2206          155,069    2310        155,069                           4.
   a. U.S. branches and agencies of foreign banks......                                                 2347                0   4.a.
   b. Other commercial banks in the U.S. ..............                                                 2348            5,625   4.b.
5. Other depository institutions in the U.S. ..........  2207           13,052    2312         13,052   2349                0   5.
6. Banks in foreign countries..........................  2213            4,384    2320          4,384                           6.
   a. Foreign branches of other U.S. banks.............                                                 2367                0   6.a.
   b. Other banks in foreign countries.................                                                 2373                0   6.b.
7. Foreign governments and official institutions
   (including foreign central banks)...................  2216              331    2300            331   2377                0   7.
8. Certified and official checks.......................  2330           28,772    2330         28,772                           8.
9. Total (sum of items 1 through 8) (sum of
   columns A and C must equal Schedule RC,
   item 13.a)..........................................  2215        2,106,614    2210      1,780,846   2385        1,802,219   9.
                                                        ---------------------------------------------------------------------

Memoranda

                                                                                                   ------------------------
                                                                   Dollar Amounts in Thousands     RCOM   Bil   Mil  Thou
---------------------------------------------------------------------------------------------------------------------------
1. Selected components of total deposits (i.e., sum of item 9, columns A and C):
   a. Total individual Retirement Accounts (IRAs) and Keogh Plan accounts........................   6835           81,596  M.1.a.
   b. Total brokered deposits....................................................................   2365           10,000  M.1.b.
   c. Fully insured brokered deposits (included in Memorandum item 1.b above):
      (1) Issued in denominations of less than $100,000..........................................   2343                0  M.1.c.(1)
      (2) Issued either in denominations of $100,000 or in denominations greater than
          $100,000 and participated out by the broker in shares of $100,000 or less..............   2344           10,000  M.1.c.(2)
   d. Total deposits denominated in foreign currencies...........................................   3776                0  M.1.d.
   e. Preferred deposits (uninsured deposits of states and political subdivisions in the U.S.
      reported in item 3 above which are secured or collateralized as required under state law)..   5590           38,224  M.1.e.
2. Components of total nontransaction accounts (sum of Memorandum items 2.a through 2.d must equal item 9, column C above):
   a. Savings deposits:
      (1) Money market deposit accounts (MMDAs)..................................................   6810          656,052  M.2.a.(1)
      (2) Other savings deposits (excludes MMDAs)................................................   0352          238,830  M.2.a.(2)
   b. Total time deposits of less than $100,000..................................................   6648          267,905  M.2.b.
   c. Time certificates of deposit of $100,000 or more...........................................   6645          505,804  M.2.c.
   d. Open-account time deposits of $100,000 or more.............................................   6646          133,628  M.2.d.
3. All NOW accounts (included in column A above).................................................   2398          325,768  M.3.
                                                                                                    ---------------------

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State  Zip:     Chicago, IL  60690
FDIC Certificate No.: |0|3|6|1|9|
Call Date:  6/30/95  ST-BK:  17-1490  FFIEC 031
                                     Page RC-10
Schedule RC-E--Continued

Part I. Continued

Memoranda (continued)
-------------------------------------------------------------------------------------------------------------------------------
Deposit Totals for FDIC Insurance Assessments
                                                                                                ----------------------
                                                                Dollar Amounts in Thousands       RCON  Bil Mil Thou
----------------------------------------------------------------------------------------------  ----------------------
4. Total deposits in domestic offices (sum of item 9, column A and item 9, column C)
   (must equal Schedule RC, item 13.a).....................................................       2200     3,908,833    M.4.

   a. Total demand deposits (must equal item 9, column B)..................................       2210     1,780,846    M.4.a.
   b. Total time and savings deposits(1) (must equal item 9, column A plus item 9,
      column C minus item 9, column B).....................................................       2350     2,127,987    M.4.b.
                                                                                                ------------------------

----------------
(1) For FDIC insurance assessment purposes, "total time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits .

                                                                                                ----------------------
                                                                Dollar Amounts in Thousands       RCON  Bil Mil Thou
----------------------------------------------------------------------------------------------  ----------------------
5. Time deposits of less than $100,000 and open-account time deposits of $100,000 or more
   (included in Memorandum items 2.b and 2.d above) with a remaining maturity or repricing frequency of:(1)
   a. Three months or less.................................................................       0359       238,114    M.5.a.
   b. Over three months through 12 months (but not over 12 months).........................       3644       108,931    M.5.b.
6. Maturity and repricing data for time certificates of deposit of $100,000 or more:(1)
   a. Fixed rate time certificates of deposit of $100,000 or more with a remaining maturity of:
      (1) Three months or less.............................................................       2761       326,460    M.6.a.(1)
      (2) Over three months through 12 months..............................................       2762       138,679    M.6.a.(2)
      (3) Over one year through five years.................................................       2763        38,828    M.6.a.(3)
      (4) Over five years..................................................................       2765         1,007    M.6.a.(4)
      (5) Total fixed rate time certificates of deposit of $100,000 or more (sum of
          Memorandum items 6.a.(1) through 6.a.(4))........................................       2767       504,974    M.6.a.(5)
   b. Floating rate time certificates of deposit of $100,000 or more with a repricing frequency of:
      (1) Quarterly or more frequently.....................................................       4568           830    M.6.b.(1)
      (2) Annually or more frequently, but less frequently than quarterly..................       4569             0    M.6.b.(2)
      (3) Every five years or more frequently, but less frequently than annually...........       4571             0    M.6.b.(3)
      (4) Less frequently than every five years............................................       4572             0    M.6.b.(4)
      (5) Total floating rate time certificates of deposit of $100,000 or more (sum of
          Memorandum items 6.b.(1) through 6.b.(4))........................................       4573           830    M.6.b.(5)
   c. Total time certificates of deposit of $100,000 or more (sum of Memorandum items
      6.a.(5) and 6.b.(5)) (must equal Memorandum item 2.c. above).........................       6645       505,804    M.6.c.
                                                                                                ----------------------

----------------
(1) Memorandum items 5 and 6 are not applicable to savings banks that must complete supplemental Schedule RC-J.

Legal Title of Bank:   American National Bank & Trust Company of Chicago
Address:               33 North LaSalle Street
City, State Zip:       Chicago, IL 60690
FCIC Certificate No.:  |0|3|6|1|9|
Call Date: 6/30/95 ST-BK: 17-1490 FFIEC 031
                                 Page RC-11
Schedule RC-E--Continued

Part II. Deposits in Foreign Offices (including Edge and
Agreement subsidiaries and IBFs)

                                                                                              ------------------
                                                       Dollar Amounts in Thousands            RCFN Bil  Mil Thou
-----------------------------------------------------------------------------------------------------------------
Deposits of:
1. Individual, partnerships, and corporations .............................................   2621      1,041,496      1.
2. U.S. banks (including IBFs and foreign branches of U.S. banks) .........................   2623         65,000      2.
3. Foreign banks ( including U.S. branches and agencies of foreign banks, including
   their  IBFs) ...........................................................................   2625              0      3.
4. Foreign governments and official institutions (including foreign central banks) ........   2650              0      4.
5. Certified and official checks ..........................................................   2330              0      5.
6. All other deposits .....................................................................   2668              0      6.
7. Total (sum of items 1 through 6) (must equal Schedule RC, Item 13.b) ...................   2200      1,106,496      7.
                                                                                            ----------------------

Schedule RC-F--Other Assets

                                                                                                                      C430
                                                                                                                  --------
                                                              Dollar Amounts in Thousands              RCFN  Bil  Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1. Income earned, net collected on loans ...............................................    RCFD  2164              26,925  1.
2. Net deferred tax assets(1)   ........................................................    RCFD  2148              60,260  2.
3. Excess residential mortgage servicing fees receivable ...............................    RCFD  5371                   0  3.
4. Other (itemize amounts that exceed 25% of this item) ................................    RCFD  2168              32,306  4.
                                                               -------------------------
   a. TEXT 3549 SECURITIES PENDING SETTLEMENT                  RCFD    3549        8,774                                    4.a.
      -------------------------------------------------------
   b. TEXT 3550                                                RCFD    3550                                                 4.b.
      -------------------------------------------------------
   c. TEXT 3551                                                RCFD    3551                                                 4.c.
      ----------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 11) ..................   RCFD 2160               119,491  5.
                                                                                           -------------------------------

Memorandum

                                                                                                                      C430
                                                                                                                  --------
                                                              Dollar Amounts in Thousands              RCFN  Bil  Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1. Income earned, net collected on loans ...............................................    RCFD  5610                    0  M.1.

Schedule RC-G--Other Liabilities

                                                                                                                      C435
                                                                                                                  --------
                                                              Dollar Amounts in Thousands              RCFN  Bil  Mil Thou
--------------------------------------------------------------------------------------------------------------------------
1. a. Interest accrued and unpaid on deposits in domestic offices(2) ..............................    RCON  3645   8,139  1.a.
   b. Other expenses accrued and unpaid (includes accrued income taxes payable) ...................    RCFD  3646  32,516  1.b.
2. Net deferred tax liabilities(1)   ..............................................................    RCFD  3049       0  2
3. Minority interest in consolidated subsidiaries .................................................    RCFD  3000       0  3.
4. Other (itemize amounts that exceed 25% of this item) ...........................................    RCFD  2938   4,532  4.
                                                               -------------------------
   a. TEXT 3552 STANDBY LETTER OF CREDIT FEES (PRE FAS 91)                  RCFD    3552        1,171                      4.a.
      -------------------------------------------------------
   b. TEXT 3553                                                             RCFD    3553        1,167                      4.b.
      -------------------------------------------------------
   c. TEXT 3554                                                             RCFD    3554                                   4.c.
      ----------------------------------------------------------------------------------
5. Total (sum of items 1 through 4) (must equal Schedule RC, item 20) ..................               RCFD 2930  119,491  5.
                                                                                               -------------------------------

----------------------------
(1) See discussion of deferred income taxes in Glossary entry on "income taxes."
(2) For savings banks, include "dividends" accrued and unpaid on deposits.

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State  Zip:     Chicago, IL  60690
FDIC Certificate No.: |0|3|6|1|9|

Call Date:            6/30/95  ST-SK:  17-1490  FFIEC 031
                                                                      Page RC-12

Schedule RC-H--Selected Balance Sheet Items for Domestic Offices

                                                                                                                      C440
                                                                                                                      ----
                                                                                                          Domestic Offices
                                                                                                          ----------------
                                                                          Dollar Amounts in Thousands  RCON   Bil Mil Thou
-----------------------------------------------------------------------------------------------------  -------------------
1.  Customers' liability to this bank on acceptances outstanding.....................................  2155         32,552  1.
2.  Bank's liability on acceptances executed and outstanding.........................................  2920         32,552  2.
3.  Federal funds sold and securities purchased under agreements to resell...........................  1330        252,250  3.
4.  Federal funds purchased and securities sold under agreements to repurchase.......................  2800        426,440  4.
5.  Other borrowed money.............................................................................  3190            825  5.
    EITHER
6.  Net due from own foreign offices, Edge and Agreement subsidiaries, and IBFs......................  2163            N/A  6.
    OR
7.  Net due to own foreign offices, Edge and Agreement subsidiaries, and IBFs........................  2941      1,112,286  7.
8.  Total assets (excludes net due from foreign offices, Edge and Agreement subsidiaries, and IBFs)..  2192      6,189,926  8.
9.  Total liabilities (excludes net due to foreign offices, Edge and Agreement subsidiaries, and
    IBFs)............................................................................................  3129      4,484,913  9.

Items 10-17 include held-to-maturity and available-for-sale securities in domestic offices.

                                                                                                       RCON   Bil Mil Thou
                                                                                                       -------------------
10. U.S. Treasury securities.........................................................................  1779        275,866  10.
11. U.S. Government agency and corporation obligations (exclude mortgage-backed securities)..........  1785          9,127  11.
12. Securities issued by states and political subdivisions in the U.S................................  1786          4,688  12.
13. Mortgage-backed securities (MBS):
    a. Pass-through securities:
       (1) Issued or guaranteed by FNMA, FHLMC, or GNNA..............................................  1787          1,055  13.a.(1)
       (2) Other pass-through securities.............................................................  1869              0  13.a.(2)
    b. Other mortgage-backed securities (include CMO's, REMICs, and stripped MBS):
       (1) Issued or guaranteed by FNMA, FHLMC, or GNMA..............................................  1877            201  13.b.(1)
       (2) All other mortgage-backed securities......................................................  2253              0  13.b.(2)
14. Other domestic debt securities...................................................................  3159            296  14.
15. Foreign debt securities..........................................................................  3160          3,115  15.
16. Equity securities:
    a. Investments in mutual funds...................................................................  3161              0  16.a.
    b. Other equity securities with readily determinable fair values.................................  3162              0  16.b.
    c. All other equity securities...................................................................  3169          9,031  16.c.
17. Total held-to-maturity and available-for-sale securities (sum of items 10 through 16)............  3170        303,377  17.

Memorandum (to be completed only by banks with IBFs and other "foreign" offices)

                                                                          Dollar Amounts in Thousands  RCON   Bil Mil Thou
-----------------------------------------------------------------------------------------------------  -------------------
    EITHER
1.  Net due from the IBF of the domestic offices of the reporting bank...............................  3051            N/A  M.1.
    OR
2.  Net due to the IBF of the domestic offices of the reporting bank.................................  3059            N/A  M.2.

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State Zip:      Chicago, IL 60690
FDIC Certificate No.: |0|3|6|1|9|
Call Date: 6/30/95 ST-BK: 17-1490 FF1EC 031
                                 Page RC-13

Schedule RC-I--Selected Assets and Liabilities of IBFs
To be completed only by banks with IBPs and other "foreign" offices.

                                                                     C445
                          Dollar Amounts in Thousands  RCFN  Bil Mil Thou
-----------------------------------------------------  ----  --- --- ----
1. Total IBF assets of the consolidated bank
   (component of Schedule RC, item 12)...............  2133          N/A  1.
2. Total IBF loans and lease financing receivables
   (component of Schedule RC-C, part I, item 12,
   column A).........................................  2076          N/A  2.
3. IBF commercial and industrial loans (component
   of Schedule RC-C, part I, item 4, column A).......  2077          N/A  3.
4. Total IBF liabilities (component of Schedule RC,
   item 21)..........................................  2898          N/A  4.
5. IBF deposit liabilities due to banks, including
   other IBFs (component of Schedule RC-E, part II,
   items 2 and 3)....................................  2379          N/A  5.
6. Other IBF deposit liabilities (component of
   Schedule RC-E, part II, items 1, 4, 5, and 6).....  2381          N/A  6.

Schedule RC-K--Quarterly Averages(1)

                                                                     C445
                      Dollar Amounts in Thousands            Bil Mil Thou
-------------------------------------------------  -----      --- --- ----
1. Interest-bearing balances due from depository
   institutions................................... RCFD 3381         594 1.
2. U.S. Treasury securities and U.S. Government
   agency and corporation obligations(2).......... RCFD 3382     256,812 2.
3. Securities issued by states and political
   subdivisions in the U.S.(2).................... RCFD 3383       4,972 3.
4. a. Other debt securities(2).................... RCFD 3647       3,705 4.a.
   b. Equity securities(3) (includes investments
      in mutual funds and Federal Reserve stock).. RCFD 3648       9,031 4.b.
5. Federal funds sold and securities purchased
   under agreements to resell in domestic offices
   of the bank and of its Edge and Agreement
   subsidiaries, and in IBFs...................... RCFD 3365     288,969 5.
6. Loans:
   a. Loans in domestic offices:
      (1) Total loans............................. RCDN 3360   4,993,832 6.a.(1)
      (2) Loans secured by real estate............ RCDN 3385   1,362,239 6.a.(2)
      (3) Loans to finance agricultural production
          and other loans to farmers.............. RCDN 3386       1,640 6.a.(3)
      (4) Commercial and industrial loans......... RCDN 3387   2,979,217 6.a.(4)
      (5) Loans to individuals for household,
          family, and other personal expenditures. RCDN 3388     171,388 6.a.(5)
   b. Total loans in foreign offices, Edge and
      Agreement subsidiaries, and IBFs............ RCFN 3360           0 6.b.
7. Trading assets................................. RCFD 3401      18,363 7.
8. Lease financing receivables (net of unearned
   income)........................................ RCFD 3484           0 8.
9. Total assets(4)................................ RCFD 3368   6,082,952 9.
LIABILITIES
10. Interest-bearing transaction accounts in
    domestic offices (NOW accounts, ATS accounts,
    and telephone and preauthorized transfer
    accounts) (exclude demand deposits)........... RCOM 3485     366,109 10.
11. Nontransaction accounts in domestic offices:
    a. Money market deposit accounts (MMDAs)...... RCOM 3486     670,387 11.a.
    b. Other savings deposits..................... RCOM 3487     245,989 11.b.
    c. Time certificates of deposit of $100,000
       or more.................................... RCOM 3345     517,855 11.c.
    d. All other time deposits.................... RCOM 3469     395,964 11.d.
12. Interest-bearing deposits in foreign offices,
    Edge and Agreement subsidiaries, and IBFs..... RCFN 3404   1,020,872 12.
13. Federal funds purchased and securities sold
    under agreements to repurchase in domestic
    offices of the bank and of its Edge and
    Agreement subsidiaries, and in IBFs........... RCFD 3353     385,449 13.
14. Other borrowed money.......................... RCFD 3355      36,266 14.

---------------
(1) For all items, banks have the option of reporting either (1) an average of daily figures for the quarter, or (2) an average of weekly figures (i.e., the Wednesday of each week of the quarter).
(2) Quarterly averages for all debt securities should be based on amortized cost.
(3) Quarterly averages for all equity securities should be based on historical cost.
(4) The quarterly average for total assets should reflect all debt securities (not held for trading) at amortized cost, equity securities with readily determinable fair values at the lower of cost or fair value, and equity securities without readily determinable fair values at historical cost.

Legal Title of Bank:   American National Bank & Trust Company of Chicago
Address:               33 North LaSalle Street
City, State    Zip:    Chicago, IL 60690
FDIC Certificate No.:  03619

Call Date:   6/30/95  ST-BK:  17-1490  FFIEC 031
                                      Page RC-14

Schedule RC-L--Off-Balance Sheet Items

Please read carefully the instructions for the preparation of Schedule RC-L. Some of the amounts reported in Schedule RC-L are regarded as volume indicators and not necessarily as measures of risk.

                                                                                                                 ---------
                                                                                                                   C460
                                                                                             -----------------------------
                                                                 Dollar Amounts in Thousands   RCFD     Bil    Mil    Thou
--------------------------------------------------------------------------------------------------------------------------
 1. Unused commitments:
    a. Revolving, open-end lines secured by 1-4 family residential properties, e.g.,
       home equity lines....................................................................   3814                81,370  1.a.
    b. Credit card lines....................................................................   3815                18,356  1.b.
    c. Commercial real estate, construction, and land development:
       (1) Commitments to fund loans secured by real estate.................................   3816               132,580  1.c.(1)
       (2) Commitments to fund loans not secured by real estate.............................   6550                19,105  1.c.(2)
    d. Securities underwriting..............................................................   3817                     0  1.d.
    e. Other unused commitments.............................................................   3818             2,144,371  1.e.
 2. Financial standby letters of credit and foreign office guarantees.......................   3819               509,435  2.
                                                                          ---------------------
    a. Amount of financial standby letters of credit conveyed to others    RCFD 3820    45,444                             2.a.
                                                                          ---------------------
 3. Performance standby letters of credit and foreign office guarantees.....................   3821               194,416  3.
                                                                          ---------------------
    a. Amount of performance standby letters of credit conveyed to others  RCFD 3822    13,486                             3.a.
                                                                          ---------------------
 4. Commercial and similar letters of credit................................................   3411                95,939  4.
 5. Participations in acceptance (as described in the instructions) conveyed to others by
    the reporting bank......................................................................   3428                     0  5.
 6. Participations in acceptances (as described in the instructions) acquired by the
    reporting (nonaccepting) bank...........................................................   3429                     0  6.
 7. Securities borrowed.....................................................................   3432                     0  7.
 8. Securities lent (including customers' securities lent where the customer is
    indemnified against loss by the reporting bank).........................................   3433                     0  8.
 9. Mortgages transferred (i.e., sold or swapped) with recourse that have been treated as sold for Call Report purposes:
    a. FNMA and FHLMC residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date.....   3650                     0  9.a.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.............   3651                     0  9.a.(2)
    b. Private (nongovernment-issued or -guaranteed) residential mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date.....   3652                     0  9.b.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.............   3653                     0  9.b.(2)
    c. Farmer Mac agricultural mortgage loan pools:
       (1) Outstanding principal balance of mortgages transferred as of the report date.....   3654                     0  9.c.(1)
       (2) Amount of recourse exposure on these mortgages as of the report date.............   3655                     0  9.c.(2)
10. When-issued securities:
     a. Gross commitments to purchase.......................................................   3434                   300  10.a.
     b. Gross commitments to sell...........................................................   3435                   300  10.b.
11. Spot foreign exchange contracts.........................................................   8765                 1,885  11.
12. All other off-balance sheet liabilities (exclude off-balance sheet derivatives)
    (itemize and describe each component of this item over 25% of Schedule  RC, item 28,
    "Total equity capital").................................................................   3430                     0  12.
        -----------                                         --------------------------------
    a.   TEXT 3555                                           RCFD  3555                                                    12.a.
        ----------------------------------------------------
    b.   TEXT 3556                                           RCFD  3556                                                    12.b.
        ----------------------------------------------------
    c.   TEXT 3557                                           RCFD  3557                                                    12.c.
        ----------------------------------------------------
    d.   TEXT 3558                                           RCFD  3558                                                    12.d.
        ------------------------------------------------------------------------------------
13. All other off-balance sheet assets (exclude off-balance sheet derivatives) (itemize and describe each component of this item over 25% of Schedule RC, item 28, "Total equity
    capital")...............................................................................   5591                     0  13.
        -----------                                         --------------------------------
    a.   TEXT 5592                                           RCFD  5592                                                    13.a.
        ----------------------------------------------------
    b.   TEXT 5593                                           RCFD  5593                                                    13.b.
        ----------------------------------------------------
    c.   TEXT 5594                                           RCFD  5594                                                    13.c.
        ----------------------------------------------------
    d.   TEXT 5595                                           RCFD  5595                                                    13.d.
        ------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State  Zip:     Chicago, IL  60690
FDIC Certificate No.: |0|3|6|1|9|

Call Date:            6/30/95  ST-BK:  17-1490  FFIEC 031
                                                                      Page RC-15

Schedule RC-L--Continued

                                                                                                                C461
                                             -----------------------------------------------------------------------------
                                                (Column A)          (Column B)          (Column C)           (Column D)
               Dollar Amounts in Thousands     Interest Rate     Foreign Exchange    Equity Derivative     Commodity and
------------------------------------------       Contracts           Contracts           Contracts        Other Contracts
     Off-balance Sheet Derivatives           -----------------   -----------------   -----------------   -----------------
          Position Indicators                Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou   Tril Bil Mil Thou
------------------------------------------   -----------------   -----------------   -----------------   -----------------
14. Gross amounts (e.g., notional
    amounts) (for each column, sum of
    Items 14.a through 14.e must equal
    sum of items 15, 16.a, and 16.b):
    a. Futures contracts..................                   0                   0                   0                   0  14.a.
                                             -----------------   -----------------   -----------------   -----------------
                                               RCFD  8693          RCFD  8694          RCFD  8695          RCFD  8696
                                             -----------------   -----------------   -----------------   -----------------
    b. Forward contracts..................                   0              49,091                   0                   0  14.b.
                                             -----------------   -----------------   -----------------   -----------------
                                               RCFD  8697          RCFD  8698          RCFD  8699          RCFD  8700
                                             -----------------   -----------------   -----------------   -----------------
    c. Exchange-traded option contracts:
       (1) Written options................                   0                   0                   0                   0  14.c.(1)
                                             -----------------   -----------------   -----------------   -----------------
                                               RCFD  8701          RCFD  8702          RCFD  8703          RCFD  8704
                                             -----------------   -----------------   -----------------   -----------------
       (2) Purchased options..............                   0                   0                   0                   0  14.c.(2)
                                             -----------------   -----------------   -----------------   -----------------
                                               RCFD  8705          RCFD  8706          RCFD  8707          RCFD  8708
                                             -----------------   -----------------   -----------------   -----------------
    d. Over-the-counter option contracts:
       (1) Written options................             104,625                   0                   0                   0  14.d.(1)
                                             -----------------   -----------------   -----------------   -----------------
                                               RCFD  8709          RCFD  8710          RCFD  8711          RCFD  8712
                                             -----------------   -----------------   -----------------   -----------------
       (2) Purchased options..............             104,625                   0                   0                   0  14.d.(2)
                                             -----------------   -----------------   -----------------   -----------------
                                               RCFD  8713          RCFD  8714          RCFD  8715          RCFD  8716
                                             -----------------   -----------------   -----------------   -----------------
    e. Swaps..............................             526,372                   0                   0                   0  14.e.
                                             -----------------   -----------------   -----------------   -----------------
                                               RCFD  3450          RCFD  3826          RCFD  8719          RCFD  8720
                                             -----------------   -----------------   -----------------   -----------------
15. Total gross notional amount of
    derivative contracts held for trading.             252,696                   0                   0                   0  15.
                                             -----------------   -----------------   -----------------   -----------------
                                               RCFD  A126          RCFD  A127          RCFD  8723          RCFD  8724
                                             -----------------   -----------------   -----------------   -----------------
16. Total gross notional amount of
    derivative contracts held for
    purposes other than trading:
    a. Contracts marked to market.........                   0                   0                   0                   0  16.a.
                                             -----------------   -----------------   -----------------   -----------------
                                               RCFD  8725          RCFD  8726          RCFD  8727          RCFD  8728
                                             -----------------   -----------------   -----------------   -----------------
    b. Contracts not marked to market.....             482,926              49,091                   0                   0  16.b.
                                             -----------------   -----------------   -----------------   -----------------
                                               RCFD  8729          RCFD  8730          RCFD  8731          RCFD  8732
                                             -----------------   -----------------   -----------------   -----------------

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State  Zip:     Chicago, IL  60690
FDIC Certificate No.: |0|3|6|1|9|

Call Date:    6/30/95  ST-BK:  17-1490  FFIEC 031
                                       Page RC-16

Schedule RC-L--Continued

                                          (Column A)           (Column B)         (Column C)           (Column D)
      Dollar Amounts in Thousands        Interest Rate      Foreign Exchange   Equity Derivative      Commodity and
---------------------------------          Contracts           Contracts           Contracts         Other Contracts
  Off-balance Sheet Derivatives        ------------------  ------------------  ------------------  ------------------
       Position Indicators             RCFD  Bil Mil Thou  RCFD  Bil Mil Thou  RCFD  Bil Mil Thou  RCFD  Bil Mil Thou
---------------------------------      ------------------  ------------------  ------------------  ------------------
17. Gross fair values of
    derivative contracts:
    a. Contracts held for
       trading:
       (1) Gross positive
           fair value............      8733         2,243  8734             0  8735             0  8736             0      17.a.(1)
       (2) Gross negative
           fair value............      8737         1,892  8738             0  8739             0  8740             0      17.a.(2)
    b. Contracts held for
       purposes other than
       trading that are marked
       to market:
       (1) Gross positive
           fair value............      8741             0  8742             0  8743             0  8744             0      17.b.(1)
       (2) Gross negative
           fair value............      8745             0  8746             0  8747             0  8748             0      17.b.(2)
    c. Contracts held for
       purposes other than
       trading that are not
       marked to market:
       (1) Gross positive
           fair value............      8749         6,671  8750           563  8751             0  8752             0      17.c.(1)
       (2) Gross negative
           fair value............      8753         4,790  8754           531  8755             0  8756             0      17.c.(2)
                                       ------------------------------------------------------------------------------

                                                                                                   ------------------
Memoranda                                                             Dollar Amounts in Thousands  RCFD  Bil Mil Thou
-------------------------------------------------------------------------------------------------  ------------------
1.-2. Not applicable.............................................................................
3. Unused commitments with an original maturity exceeding one year that are reported in
   Schedule RC-L, items 1.a through 1.e, above (report only the unused portions of commitments
   that are fee paid or otherwise legally binding)...............................................  3833     1,070,513      M.3.
   a. Participations in commitments with an original maturity
                                                                       --------------------------
      exceeding one year conveyed to others..........................  RCFD   3834  |           0                          M.3.a.
                                                                       --------------------------
4. To be completed only by banks with $1 billion ormore in total assets:
   Standby letters of credit and foreign office guarantees (both financial and performance)
   issued to non-U.S. addressees (domicile) included in Schedule RC-L, items 2 and 3, above......  3377         2,892      M.4.
5. To be completed for the September report only:
   Installment loans to individuals for household, family, and other personal expenditures that have been securitized and sold without recourse (with servicing retained), amounts outstanding by type of loan:
   a. Loans to purchase private passenger automobiles............................................  2741           N/A      M.5.a.
   b. Credit cards and related plans.............................................................  2742           N/A      M.5.b.
   c. All other consumer installment credit (including mobile home loans)........................  2743           N/A      M.5.c.
                                                                                                   ------------------

Legal Title of Bank:   American National Bank & Trust Company of Chicago
Address:               33 North LaSalle Street
City, State    Zip:    Chicago, IL 60690
FDIC Certificate No.:  03619

Call Date:   6/30/95  ST-BK:   17-1490  FFIEC 031
                                       Page RC-17

Schedule RC-M--Memoranda

                                                                                                                 ---------
                                                                                                                    C465
                                                                                        ----------------------------------
                                                          Dollar Amounts in Thousands     RCFD      Bil      Mil      Thou
--------------------------------------------------------------------------------------------------------------------------
1. Extensions of credit by the reporting bank to its executive officers, directors, principal shareholders, and their related interests as of the report date:
   a. Aggregate amount of all extensions of credit to all executive officers,
      directors, principal shareholders, and their related interests...................   6164                      25,994  1.a.
   b. Number of executive officers, directors, and principal shareholders to whom the amount of all extensions of credit by the reporting bank (including extensions of credit to related interests) equals or exceeds the lesser of $500,000 or 5 percent of total capital as defined for this purpose in
      agency regulations.                                                        Number
                                                     -----------------------------------
                                                       RCFD  6165                     3                                     1.b.
                                                     -----------------------------------
2. Federal funds sold and securities purchased under agreements to resell with  U.S.
   branches and agencies of foreign banks(1) (included in Schedule RC, items 3.a
   and 3.b)............................................................................   3405                      65,600  2.
3. Not applicable.
4. Outstanding principal (balance of 1-4 family residential mortgage loans serviced for others (include both retained servicing and purchased servicing):
   a. Mortgages serviced under a GNMA contract.........................................   5500                           0  4.a.
   b. Mortgages serviced under a FHLMC contract:
      (1) Serviced with recourse to servicer...........................................   5501                           0  4.b.(1)
      (2) Serviced without recourse to servicer........................................   5502                           0  4.b.(2)
   c. Mortgages services under a FNMA contract:
      (1) Serviced under a regular option contract.....................................   5503                           0  4.c.(1)
      (2) Serviced under a special option contract.....................................   5504                           0  4.c.(2)
   d. Mortgages serviced under other servicing contracts...............................   5505                           0  4.d.
5. To be completed only by banks with $1 billion or more in total assets:
   Customers' liability to this bank on acceptances outstanding (sum of items 5.a and
   5.b must equal Schedule RC, item 9:)
   a. U.S. addressees (domicile).......................................................   2103                      32,385  5.a.
   b. Non-U.S. addressees (domicile)...................................................   2104                         167  5.b.
6. Intangible assets:
   a. Mortgage servicing rights........................................................   3164                           0  6.a.
   b. Other identifiable intangible assets:
      (1) Purchased credit card relationships..........................................   5506                           0  6.b.(1)
      (2) All other identifiable intangible assets.....................................   5507                       1,579  6.b.(2)
   c. Goodwill.........................................................................   3163                       3,619  6.c.
   d. Total (sum of items 6.a through 6.c) (must equal Schedule RC, item 10)...........   2143                       5,198  6.d.
   e. Intangible assets that have been grandfathered for regulatory capital purposes...   6442                           0  6.e.
7. Mandatory convertible debt, net of common or perpetual preferred stock dedicated
   to redeem the debt..................................................................   3295                           0  7.
                                                                                         ---------------------------------
------------------
(1)  Do not report federal funds sold and securities purchased under agreements to resell with other commercial banks in the U.S. in this item.

Legal Title of Bank:   American National Bank & Trust Company of Chicago
Address:               33 North LaSalle Street
City, State     Zip:   Chicago, IL 60690
FDIC Certificate No.:  03619

Call Date:   6/30/95  ST-BK:  17-1490  FFIEC 031
                                      Page RC-18

Schedule RC-M--Continued

                                                                                     ---------------------------------
                                                        Dollar Amounts in Thousands                     Bil  Mil  Thou
----------------------------------------------------------------------------------------------------------------------
 8. a. Other real estate owned:
       (1) Direct and indirect investments in real estate ventures.................   RCFD  5372                     0   8.a.(1)
       (2) All other real estate owned:
           (a) Construction and land development in domestic offices...............   RCDN  5508                   909   8.a.(2)(a)
           (b) Farmland in domestic offices........................................   RCDN  5509                     0   8.a.(2)(b)
           (c) 1-4 family residential properties in domestic offices...............   RCDN  5510                 2,509   8.a.(2)(c)
           (d) Multifamily (5 or more) residential properties in domestic offices..   RCDN  5511                     0   8.a.(2)(d)
           (e) Nonfarm nonresidential properties in domestic offices...............   RCDN  5512                   570   8.a.(2)(e)
           (f) In foreign offices..................................................   RCFN  5513                     0   8.a.(2)(f)
       (3) Total (sum of items 8.a.(1) and 8.a.(2)) (must equal Schedule RC,
           item 7).................................................................   RCFD  2150                 3,988   8.a.(3)
    b. Investments in unconsolidated subsidiaries and associated companies:
       (1) Direct and indirect investments in real estate ventures.................   RCFD  5374                     0   8.b.(1)
       (2) All other investments in unconsolidated subsidiaries and associated
           companies...............................................................   RCFD  5375                     0   8.b.(2)
       (3) Total (sum of items 8.b.(1) and 8.b.(2)) (must equal Schedule RC,
           item 8).................................................................   RCFD  2130                     0   8.b.(3)
    c. Total assets of unconsolidated subsidiaries and associated companies........   RCFD  5376                     0   8.c.
 9. Noncumulative perpetual preferred stock and related surplus included in
    Schedule RC, item 23, "Perpetual preferred stock and related surplus"..........   RCFD  3778                     0   9.
10. Mutual fund and annuity sales in domestic offices during the quarter
    (include proprietary, private label, and third party products):
    a. Money market funds..........................................................   RCDN  6441                41,446   10.a.
    b. Equity securities funds.....................................................   RCDN  8427                   427   10.b.
    c. Debt securities funds.......................................................   RCDN  8428                   224   10.c.
    d. Other mutual funds..........................................................   RCDN  8429                     0   10.d.
    e. Annuities...................................................................   RCDN  8430                     0   10.e.
    f. Sales of proprietary mutual funds and annuities (included in items 10.a
       through 10.e above).........................................................   RCDN  8784                     0   10.f.

-----------------------------------------------------------------------------------------------------------------------------------
Memorandum                                                 Dollar Amounts in Thousands   RCFD     Bil     Mil     Thou
-----------------------------------------------------------------------------------------------------------------------
1. Interbank holdings of capital instruments (to be completed for the December report only):
   a. Reciprocal holdings of banking organizations' capital instruments...............   3836                      N/A   M.1.a.
   b. Nonreciprocal holdings of banking organizations' capital instruments............   3837                      N/A   M.1.b.
-----------------------------------------------------------------------------------------------------------------------------------

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State  Zip:     Chicago, IL  60690
FDIC Certificate No.: |0|3|6|1|9|

Call Date:   6/30/95  ST-BK:  17-1490  FFIEC 031
Page RC-19

Schedule RC-N--Past Due and Nonaccrual Loans, Leases,
               and Other Assets

The FFIEC regards the information reported in                                                                     -----------
all of Memorandum item 1, in items 1 though 10,                                                                          C470
column A, and in Memorandum items 2 through 4,             ------------------------------------------------------------------
column A, as confidential.                                        (Column A)             (Column B)           (Column C)
                                                                   Past due             Past due 90           Nonaccrual
                                                                 30 through 89          days or more
                                                                 days and still           and still
                                                                    accuring               accuring
                                                           ------------------------------------------------------------------
                            Dollar Amounts in Thousands       RCFD  Bil Mil Thou     RCFD  Bil Mil Thou    RCFD  Bil Mil Thou
-----------------------------------------------------------------------------------------------------------------------------
1. Loans secured by real estate:
   a. To U.S. addressees (domicile)....................       1245        60,787     1246         8,275    1247        24,167   1.a.
   b. To non-U.S. addressees (domicile)................       1248             0     1249             0    1250             0   1.b.
2. Loans to depository institutions and acceptances
   of other banks:
   a. To U.S. banks and other U.S. depository
      institutions.....................................       5377             0     5378             0    5379             0   2.a.
   b. To foreign banks.................................       5380             0     5381             0    5382             0   2.b.
3. Loans to finance agricultural production and
   other loans to farmers..............................       1594             0     1597             0    1583             0   3.
4. Commercial and industrial loans:
   a. To U.S. addressees (domicile)....................       1251        46,860     1252             0    1253        17,225   4.a.
   b. To non-U.S. addressees (domicile)................       1254             0     1255             0    1256             0   4.b.
5. Loans to individuals for household, family, and
   other personal expenditures:
   a. Credit cards and related plans...................       5383             0     5384             0    5385             0   5.a.
   b. Other (includes single payment, installment,
      and all student loans)...........................       5386         2,268     5387           154    5388         1,100   5.b.
6. Loans to foreign governments and official
   institutions........................................       5389             0     5390             0    5391             0   6.
7. All other loans.....................................       5459         2,972     5460             0    5461         3,765   7.
8. Lease financing receivables:
   a. Of U.S. addressees (domicile)....................       1257             0     1258             o    1259             0   8.a.
   b. Of non-U.S. addressees (domicile)................       1271             0     1272             0    1791             0   8.b.
9. Debt securities and other assets (exclude other
   real estate owned and other repossessed assets).....       3505             0     3506             0    3507             0   9.
                                                           -------------------------------------------------------------------
====================================================================================================================================

Amounts reported in item 1 though 8 above include guaranteed and unguaranteed portions of past due and nonaccrual loans and leases. Report in item 10 below certain guaranteed loans and leases that have already been included in the amounts reported in items 1 though 8.

                                                           ------------------------------------------------------------------
                                                            RCFD  Bil Mil Thou      RCFD  Bil Mil Thou    RCFD  Bil Mil Thou
                                                           ------------------------------------------------------------------
10. Loans and leases reported in items 1
    through 8 above which are wholly or partially
    guaranteed by the U.S. Government..................       5612             18    5613             0    5614             0  10.
    a. Guaranteed portion of loans and leases
       included in item 10 above.......................       5615             15    5616             0    5617             0  10.a.
                                                            -----------------------------------------------------------------

                                      29

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State Zip:      Chicago, IL 60690
FDIC Certificate No.: |0|3|6|1|9|

Call Date:  6/30/95  ST-BK:  17-1490  FFIEC 031
                                     Page RC-20

Schedule RC-N--Continued

                                                                                                         -----------
                                                                                                           C473
                                                           ------------------------------------------------------------
                                                               (Column A)          (Column B)           (Column C)
                                                                Past due           Past due 90          Nonaccrual
                                                             30 through 89         days or more
                                                             days and still         and still
Memoranda                                                       accruing            accruing
                                                            ----------------     ------------------       ---------------
                          Dollar Amounts in Thousands   RCFD  Bil  Mil Thou  RCFD  Bil  Mil   Thou  RCFD  Bil Mil Thou
---------------------------------------------------------------------------------------------------------------------------
1. Restructured loans and leases included in
   Schedule RC-N, items 1 through 8, above (and not
   reported in Schedule RC-C, part I, Memorandum
   item 2) ...........................................  1658              0  1659                0  1661            23  M.1.

2. Loans to finance commercial real estate,
   construction, and land development activities
   (not secured by real estate) included in
   Schedule RC-N, items 4 and 7, above ...............  6558            329  6559                0  6560            57  M.2.
                                                       ----------------------------------------------------------------
3. Loans secured by real estate in domestic offices      RCON  Bil  Mil Thou  RCON  Bil  Mil   Thou  RCON  Bil Mil Thou
                                                        ---------------------------------------------------------------
   (included in Schedule RC-N, item 1, above):
   a. Construction and land development .............. 2759          12,975  2769                0  3492           335  M.3.a.
   b. Secured by farm land ........................... 3493               0  3494                0  3495             0  M.3.b.
   c. Secured by 1-4 family residential properties:
      (1) Revolving, open-end loans secured by
      1-4 family residential properties and
      extended under lines of credit ................. 5398           3,142  5399            4,910  5400             0  M.3.c.(1)
      (2) All other loans secured by 1-4 family
          residential properties ..................... 5401           2,870  5402            3,365  5403           979  M.3.c.(2)
   d. Secured by multifamily (5 or more) residential
      properties ..................................... 3499             329  3500                0  3501         5,151  M.3.d.
   e. Secured by nonfarm nonresidential properties ... 3502          41,561  3503                0  3504        17,402  M.3.e.
                                                       ----------------------------------------------------------------------

                                                         (Column A)             (Column B)
                                                         Past due 30            Past due 90
                                                       through 89 days          days or more
                                                   -----------------------------------------------
                                                    RCFD  Bil  Mil  Thou    RCFD  Bil  Mil  Thou
                                                   -----------------------------------------------
4. Interest rate, foreign exchange rate, and other
   commodity and equity contracts:
   a. Book value of amounts carried as assets ..... 3522               0    3528                8   M.4.a.
   b. Replacement cost of contracts with a
      positive replacement cost ................... 3529               0    3530              108   M.4.b.
                                                   -----------------------------------------------

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State   Zip:    Chicago, IL 60690
FDIC Certificate No.: |0|3|6|1|9|
Call Date:            6/30/95  ST-BK:  17-1490  FFIEC 031
                                                Page RC-21


Schedule RC-O--Other Data for Deposit Insurance Assessments

                                                                                                    -------------
                                                                                                        C475
                                                                                     ----------------------------
                                                    Dollar Amounts in Thousands         RCOM   Bil  Mil  Thou
-----------------------------------------------------------------------------------------------------------------------------
 1. Unposted debits (see instructions):
    a. Actual amount of all unposted debits ........................................     0030              N/A           1.a.
       OR
    b. Separate amount of unposted debits:
       (1) Actual amount of unposted debits to demand deposits......................     0031            5,852           1.b.(1)
       (2) Actual amount of unposted debits to time and savings deposits(1) ........     0032               28           1.b.(2)
 2. Unposted credits (see instructions):
    a. Actual amount of all unposted credits .......................................     3510              N/A           1.a.
       OR
    b. Separate amount of unposted credits:
       (1) Actual amount of unposted credits to demand deposits.....................     3512            4,458           2.b.(1)
       (2) Actual amount of unposted credits to time and savings deposits(1) .......     3514                2           2.b.(2)
 3. Uninvested trust funds (cash) held in bank's own trust department (not included
    in total deposits in domestic offices)..........................................     3520               55           3.
 4. Deposits of consolidated subsidiaries in domestic offices and in insured branches in Puerto Rico and U.S. territories and possessions (not included in total deposits):
    a. Demand deposits of consolidated subsidiaries.................................     2211              416           4.a.
    b. Time and savings deposits(1) of consolidated subsidiaries....................     2351                0           4.b.
    c. Interest accrued and unpaid on deposits of consolidated subsidiaries.........     5514                0           4.c.
 5. Deposits in insured branches in Puerto Rico and U.S. territories and possessions:
    a. Demand deposits in insured branches (included in Schedule RC-E, Part II).....     2229                0           5.a.
    b. Time and savings deposits(1) in insured branches (included in Schedule RC-E,
       Part II).....................................................................     2383                0           5.b.
    c. Interest accrued and unpaid on deposits in insured branches (included in
       Schedule RC-E, item 1.b).....................................................     5515                0           5.c.
                                                                                     ----------------------------
                                                                                     ----------------------------
 Item 6 is not applicable to state nonmember banks that have not been authorized by the Federal Reserve to act as pass-through correspondents.
 6. Reserve balances actually passed through to the Federal Reserve by the reporting bank on behalf of its respondent depository institutions that are also reflected as deposit liabilities of the reporting bank:
    a. Actual reflected in demand deposits (included in Schedule RC-E, Part I,
       Memorandum item 4.a)........................................................      2314              760           6.a.
    b. Amount reflected in time and savings deposits(1) (included in Schedule RC-E,
       Part 1, Memorandum item 4.b).................................................     2315                0           6.b.
 7. Unamortized premiums and discounts on time and savings deposits(1)
    a. Unamortized premiums.........................................................     5516                0           7.a.
    b. Unamortized discounts........................................................     5517                0           7.b.
                                                                                     ----------------------------
---------------------------------------------------------------------------------------------------------------------------------

 8. To be completed by banks with "Oaker deposits."
    Total "Adjusted Attributable Deposits" of all institutions acquired under
    Section 5(d)(3) of the Federal Deposit Insurance Act (from most recent FDIC      ----------------------------
    Oaker Transaction Worksheet(s))................................................      5518              N/A          8.
                                                                                     ----------------------------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                      ---------------------------
 9. Deposits in lifeline accounts...................................................     5596                           9.
10. Benefit-responsive "Depositary Institution Investment Contracts" (included in
    total deposits in domestic offices)..............................................    5432                 0         10.

                                                                                      ---------------------------

-------------------
(1) For FDIC insurance assessment purposes, "time and savings deposits" consists of nontransaction accounts and all transaction accounts other than demand deposits.

Legal Title of Bank:     American National Bank & Trust Company of Chicago
Address:                 33 North LaSalle Street
City, State  Zip:        Chicago, IL 40690
FDIC Certificate No.:    |0|3|6|1|9|

Call Date:  6/30/95  ST-BK:  17-1490  FFIEC 031
                                     Page RC-22

Schedule RC-O--Continued

                                                                                                   ----------------------
                                                                    Dollar  Amounts in Thousands    RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
11.  Adjustments to demand deposits in domestic offices reported in Schedule RC-E for certain reciprocal demand balances:
     a.  Amount by which demand deposits would be reduced if reciprocal demand balances between the reporting bank and savings associations were reported on a net basis
         rather than a gross basis in Schedule RC-E ..............................................  8785               0  11.a.
     b.  Amount by which demand deposits would be increased if reciprocal demand balances between the reporting bank and U.S. branches and agencies of foreign banks
         were reported on a gross basis rather than a net basis in Schedule RC-E .................  A181               0  11.b.
     c.  Amount by which demand deposits would be reduced if cash items in process of collection were included in the calculation of net reciprocal demand balances between the reporting bank and the domestic offices of of U.S. banks and
         savings associations in Schedule RC-E ...................................................  A182           1,390  11.c.
                                                                                                   ----------------------
Memoranda (to be completed each quarter except as noted)
                                                                                                   ----------------------
                                                                    Dollar  Amounts in Thousands    RCON  Bil  Mil  Thou
-------------------------------------------------------------------------------------------------------------------------
1.  Total deposits in domestic offices of the bank (sum of Memorandum items 1.a.(1) and
    1.b.(1) must equal Schedule RC, item 13.a):
    a.  Deposit accounts of $100,000 or less:
        (1)  Amount of deposit accounts of $100,000 or less ......................................  2702       1,095,005  M.1.a.(1)
        (2)  Number of deposit accounts of $100,000 or less (to be                          Number
                                                                           ------------------------
             completed for the June report only) .........................  RCON 3779      109,137                        M.1.a.(2)
   b.  Deposit accounts of more than $100,000:                             ------------------------
       (1)  Amount of deposit accounts of more than $100,000 .....................................  2710       2,813,828  M.1.b.(1)
                                                                                            Number
                                                                           ------------------------
       (2)  Number of deposit accounts of more than $100,000 ............   RCON 2722        6,741                        M.1.b.(2)
                                                                           ------------------------
2.  Estimated amount of uninsured deposits in domestic offices of the bank:
    a.  An estimate of your bank's uninsured deposits can be determined by multiplying the number of deposit accounts of more than $100,000 reported in Memorandum item
        1.b.(2) above by $100,000 and subtracting the result from the amount of deposit accounts of more than $100,000 reported in Memorandum item 1.b.(1) above.

        Indicate in the appropriate box at the right whether your bank has a method or                   YES          NO
        procedure for determining a better estimate of uninsured deposits than the    -----------------------------------
        estimate described above ...................................................   RCON  6861                     X   M.2.a.
                                                                                      -----------------------------------
   b.  If the box marked YES has been checked, report the estimate of uninsured             -----------------------------
       deposits determined by using your bank's method or procedure ......................   RCON      Bil   Mil   Thou
                                                                                            -----------------------------
                                                                                             5597                   N/A   M.2.b.
--------------------------------------------------------------------------------------------------------------------------------

Person to whom questions about the Reports of Condition and Income should
be directed:                                                               C477
                                                                           ----

Gerald R. Huesing, Second Vice President
----------------------------------------
Name and Title (TEXT 8901)

(312) 661-5662
--------------------------------------------
Area code/phone number/extension (TEXT 8902)

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State  Zip:     Chicago, IL  60690
FDIC Certificate No.: |0|3|6|1|9|

Call Date:   6/30/95  ST-BK:  17-1490  FFIEC 031
                                      Page RC-23

Schedule RC-R--Risk-Based Capital

This schedule must be completed by all banks as follows: Banks that reported total assets of $1 billion or more in Schedule RC, item 12, for June 30, 1994, must complete items 2 through 9 and Memoranda items 1 and 2. Banks with assets of less than $1 billion must complete items 1 and 2 below or Schedule RC-R in its entirety, depending on their response to item 1 below.

                                                                                                                 -----------
                                                                                                                     C480
1. Test for determining the extent to which Schedule RC-R must be completed. To be                         -----------------
   completed only by banks with total assets of less than $1 billion. Indicate in the                       YES          NO
   appropriate box at the right whether the bank has total capital greater than or            ------------------------------
   equal to eight percent of adjusted total assets.........................................   RCFD 6056          |////|      1.
     For purposes of this test, adjusted total assets equals total assets less cash, U.S. Treasuries, U.S. Government agency obligations, and 80 percent of U.S. Government-sponsored agency obligations plus the allowance for loan and lease losses and selected off-balance sheet items as reported on Schedule RC-L (see instructions).
     If the box marked YES has been checked, then the bank only has to complete item 2 below. If the box marked NO has been checked, the bank must complete the remainder of this schedule.
     A NO response to item 1 does not necessarily mean that the bank's actual risk-based capital ratio is less than eight percent or that the bank is not in compliance with the risk-based capital guidelines.

                                                                                   ------------------    ------------------
                                                                                       (Column A)           (Column B)
                                                                                  Subordinated Debt(1)         Other
                                                                                    and Intermediate          Limited-
Item 2 is to be completed by all banks                                               Term Preferred         Life Capital
                                                                                          Stock             Instruments
                                                                                   ------------------    ------------------
                                                   Dollar Amounts in Thousands     RCFD  Bil Mil Thou    RCFD  Bil Mil Thou
------------------------------------------------------------------------------     ------------------    ------------------
2. Subordinated debt(1) and other limited-life capital instruments (original weighted average maturity of at least five years) with a remaining maturity of:
   a. One year or less........................................................     3780             0    3786             0  2.a.
   b. Over one year through two years.........................................     3781             0    3787             0  2.b.
   c. Over two years through three years......................................     3782             0    3788             0  2.c.
   d. Over three years through four years.....................................     3783             0    3789             0  2.d.
   e. Over four years through five years......................................     3784             0    3790             0  2.e.
   f. Over five years.........................................................     3785        75,000    3791             0  2.f.
                                                                                   ----------------------------------------
3. Not applicable
                                                                                   ------------------    ------------------
                                                                                       (Column A)           (Column B)
Items 4-9 and Memoranda items 1 and 2 are to be completed                                Assets            Credit Equiv-
by banks that answered NO to item 1 above and                                           Recorded            alent Amount
by banks with total assets of $1 billion or more.                                        on the            of off-Balance
                                                                                      Balance Sheet        Sheet Items(2)
                                                                                   ------------------    ------------------
4. Assets and credit equivalent amounts of off-balance sheet items                 RCFD  Bil Mil Thou    RCFD  Bil Mil Thou
   assigned to the Zero percent risk category:                                     ------------------    ------------------
   a. Assets recorded on the balance sheet:
      (1) Securities issued by, other claims on, and claims unconditionally guaranteed by, the U.S. Government and its agencies and
          other OECD central governments......................................     3794       276,245                        4.a.(1)
      (2) All other...........................................................     3795       178,832                        4.a.(2)
   b. Credit equivalent amount of off-balance sheet items.....................                           3796             0  4.b.
                                                                                   ----------------------------------------

-----------
(1) Exclude mandatory convertible debt reported in Schedule RC-M, item 7.
(2) Do not report in column B the risk-weighted amount of assets reported in column A.

Legal Title of Bank:   American National Bank & Trust Company of Chicago
Address:               33 North LaSalle Street
City, State    Zip:    Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
Call Date:   6/30/95  ST-BK  17-1490  FFIEC 031
                                      Page RC-24
Schedule RC-R--Continued

                                                                           -----------------------------------------------
                                                                                (Column A)                 (Column B)
                                                                                  Assets                  Credit Equiv-
                                                                                 Recorded                 alent Amount
                                                                                  on the                 of Off-Balance
                                                                              Balance Sheet              Sheet Items(1)
                                                                           -----------------------------------------------
                                             Dollar Amounts in Thousands   RCFD  Bil  Mil  Thou       RCFD  Bil  Mil  Thou
--------------------------------------------------------------------------------------------------------------------------
5. Assets and credit equivalent amounts of off-balance sheet items assigned to the 20 percent risk category:
   a. Assets recorded on the balance sheet:
      (1) Claims conditionally guaranteed by the U.S. Government and
          its agencies and other OECD central governments...............   3798              0                              5.a.(1)
      (2) Claims collateralized by securities issued by the U.S.
          Government and its agencies and other OECD central
          governments; by securities issued by U.S. Government-sponsored
          agencies; and by cash on deposit..............................   3799        178,236                              5.a.(2)
      (3) All other.....................................................   3800        618,708                              5.a.(3)
   b. Credit equivalent amount of off-balance sheet items...............                              3,801        72,026   5.b.
6. Assets and credit equivalent amounts of off-balance sheet items assigned to the 50 percent risk category:
   a. Assets recorded on the balance sheet..............................   3802        317,565                               6.a.
   b. Credit equivalent amount of off-balance sheet items...............                              3,803        14,283    6.b.
7. Assets and credit equivalent amounts of off-balance sheet items assigned to the 100 percent risk category:
   a. Assets recorded on the balance sheet..............................   3804      4,783,971                               7.a.
   b. Credit equivalent amount of off-balance sheet items...............                               3,805    1,088,162    7.b.
8. On-balance sheet asset values excluded from the calculation of the
   risk-based capital ratio(2)..........................................   3806              0                               8.
9. Total assets recorded on the balance sheet (sum of items 4.a, 3.a,
   6.a, 7.a, and 8, column A) (must equal Schedule RC, item 12 plus
   items 4.b and 4.c)...................................................   3807      6,353,555                               9.
                                                                           -----------------------------------------------

Memoranda                                                                                      ---------------------------
                                                                  Dollar Amounts in Thousands   RCFD    Bil    Mil    Thou
--------------------------------------------------------------------------------------------------------------------------
1. Current credit exposure across all off-balance sheet derivative contracts covered
   by the risk-based capital standards.......................................................   8764                10,615   M.1.
                                                                                               ---------------------------
                                          --------------------------------------------------------------------------------
                                                                           With a remaining maturity of
                                          --------------------------------------------------------------------------------
                                                  (Column A)                  (Column B)                  (Column C)
                                               One year or less             Over one year             Over five years
                                                                          through five years
                                          --------------------------------------------------------------------------------
                                            RCFD Tril Bil Mil Thou      RCFD Tril Bil Mil Thou     RCFD Tril Bil Mil Thou
                                          --------------------------------------------------------------------------------
2. Notional principal amounts of off-
   balance sheet derivative
   contracts(3):
   a. Interest rate contracts............   3809          156,468       8766          320,685      8767          154,444   M.2.a.
   b. Foreign exchange contracts.........   3812           68,962       8769              129      8770                0   M.2.b.
   c. Gold contracts.....................   8771                0       8772                0      8773                0   M.2.c.
   d. Other precious metals contracts....   8774                0       8775                0      8776                0   M.2.d.
   e. Other commodity contracts..........   8777                0       8778                0      8779                0   M.2.e.
   f. Equity derivative contracts........   A000                0       A0001               0      A0002               0   M.2.f.
                                           -------------------------------------------------------------------------------

-------------------
(1) Do not report in column B the risk-weighted amount of assets reported in column A.
(2) Include the difference between the fair value and the amortized cost of available-for-sale securities in item 8 and report the amortized cost of three securities in item 4 through 7 above. Item 8 also includes on-balance sheet asset values (or portions thereof) of off-balance sheet interest rate, foreign exchange rate, and commodity contracts and those contracts (e.g., futures contracts) not subject to risk-based capital. Exclude from item 8 margin accounts and accrued receivables as well as any portion of the allowance for loan and lease losses in excess of the amount that may be included in Tier 2 capital.
(3) Exclude foreign exchange contracts with an original maturity of 14 days or less and all futures contracts.

Legal Title of Bank:  American National Bank & Trust Company of Chicago
Address:              33 North LaSalle Street
City, State  Zip:     Chicago, IL  60690
FDIC Certificate No.: |0|3|6|1|9|

Call Date:                                   6/30/95  ST-BK:  17-1490  FFIEC 031
                                                                      Page RC-25

              Optional Narrative Statement Concerning the Amounts
                Reported in the Reports of Condition and Income
                     at close of business on June 30, 1995

American National Bank & Trust Company of Chicago     Chicago,    Illinois
--------------------------------------------------------------------------------
Legal Title of Bank                                   City        State

The management of the reporting bank may, if it wishes, submit a brief narrative statement on the amounts reported in the Reports of Condition and Income. This optional statement will be made available to the public, along with the publicly available date in the Reports of Condition and Income, in response to any request for individual bank report data. However, the information reported in column A and in all of Memorandum item 1 of Schedule RC-N is regarded as confidential and will not be released to the public. BANKS CHOOSING TO SUBMIT THE NARRATIVE STATEMENT SHOULD ENSURE THAT THE STATEMENT DOES NOT CONTAIN THE NAMES OR OTHER IDENTIFICATIONS OF INDIVIDUAL BANK CUSTOMERS, REFERENCES TO THE AMOUNTS REPORTED IN THE CONFIDENTIAL ITEMS IN SCHEDULE RC-N, OR ANY OTHER INFORMATION THAT THEY ARE NOT WILLING TO HAVE MADE PUBLIC OR THAT WOULD COMPROMISE THE PRIVACY OF THEIR CUSTOMERS, Banks choosing not to make a statement may check the "No comment" box below and should make no entries of any kind in the space provided for the narrative statement; i.e., DO NOT enter in this space such phrases as "No statement," "Not applicable," "N/A," "No comment," and "None."

The optional statement must be entered on this sheet. The statement should not exceed 100 words. Further, regardless of the number of words, the statement must not exceed 750 characters, including punctuation, indentation, and standard spacing between words and sentences. If any submission should exceed 750 characters, as defined, it will be truncated at 750 characters with no notice to the submitting bank and the truncated statement will appear as the bank's statement both on agency computerized records and in computer-file releases to the public.

All information furnished by the bank in the narrative statement must be accurate and not misleading. Appropriate efforts shall be taken by the submitting bank to ensure the statement's accuracy. The statement must be signed, in the space provided below, by a senior officer of the bank who thereby attests to its accuracy.

If, subsequent to the original submission, material changes are submitted for the data reported in the Reports of Condition and Income, the existing narrative statement will be deleted from the files, and from disclosure; the bank, at its option, may replace it with a statement, under signature, appropriate to the amended data.

The optional narrative statement will appear in agency records and in release to the public exactly as submitted (or amended as described in the preceding paragraph by the management of the bank (except for the truncation of statements exceeding the 750-character limit described above). THE STATEMENT WILL NOT BE EDITED OR SCREENED IN ANY WAY BY THE SUPERVISORY AGENCIES FOR ACCURACY OR RELEVANCE. DISCLOSURE OF THE STATEMENT SHALL NOT SIGNIFY THAT ANY FEDERAL SUPERVISORY AGENCY HAS VERIFIED OR CONFIRMED THE ACCURACY OF THE INFORMATION CONTAINED THEREIN. A STATEMENT TO THIS EFFECT WILL APPEAR ON ANY PUBLIC RELEASE OF THE OPTIONAL STATEMENT SUBMITTED BY THE MANAGEMENT OF THE REPORTING BANK.

--------------------------------------------------------------------------------
NO COMMENT |_| (RCON 6979)                                   |  C471  |  C472  |
                                                             -------------------

BANK MANAGEMENT STATEMENT (please type or print clearly):
(TEXT 6980)



             ____________________________________________    ___________________
             Signature of Executive Officer of Bank          Date of Signature

Legal Title of Bank:   American National Bank & Trust Company of Chicago
Address:               33 North LaSalle Street
City,   State   Zip:   Chicago, IL 60690
FDIC Certificate No.:  |0|3|6|1|9|
Call Date:             6/30/95   ST-BK  17-1490




                   THIS PAGE IS TO BE COMPLETED BY ALL BANKS
-------------------------------------------------------------------------------

CALL NO. 192      31        06-30-95

CERT: 03619    00952   ST-BK 17-1490

AMERICAN NATIONAL BANK AND TRUST COM
33 NORTH LA SALLE STREET
CHICAGO, IL 60690

-------------------------------------------------------------------------------
                                            OMB No. For  OCC: 1557-0081
                                            OMB No. For FDIC: 3064-0052
                                       OMB No. For Federal Reserve: 7100-0036
                                            Expiration Date:  3/31/96

                                                   SPECIAL REPORT
                                           (Dollar Amounts in Thousands)
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             CLOSE OF BUSINESS       FDIC Certificate Number
             DATE                                                   C-700
                       6/30/95              |0|3|6|1|9|
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LOANS TO EXECUTIVE OFFICERS (Complete as of each Call Report Date)
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The following information is required by Public Laws 90-44 and 102-242, but does not constitute a part of the Report of Condition. With each Report of Condition, these Laws required all banks to furnish a report of all loans or other extensions of credit to their executive officers made since the date of the previous Report of Condition. Data regarding individual loans or other extensions of credit are not required. If no such loans or other extensions of credit were made during the period, insert "none" against subitem (a). (Exclude the first $15,000 of indebtedness of each executive officer under bank credit card plan.) See Sections 215.2 and 215.3 of Title 12 of the Code of Federal Regulations (Federal Reserve Board Regulation O) for the definitions of "executive officer" and "extension of credit," respectively. Exclude loans and other extensions of credit to directors and principal shareholders who are not executive officers.
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a. Number of loans made to
   executive officers
   since the previous Call                            --------------------
   Report date...................................     | RCFD 3561 |    0     a.
b. Total dollar amount of above loans                 --------------------
   (in thousands of dollars) ....................     | RCFD 3562 |    0     b.
                                                      --------------------
c. Range of interest
   charged on above loans    -----------------------------------------------
   (example: 9 3/4% = 9.75)..|RCFD 7701 | 0.00 | % to | RCFD 7702 | 0.00 | % c.
                             -----------------------------------------------
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SIGNATURE AND TITLE OF OFFICER AUTHORIZED TO SIGN REPORT

  /s/ Ruth Ann M. Gillis
  Ruth Ann M. Gillis, Chief Financial Officer & Senior V.P.
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                                               DATE (Month, Day, Year)

                                                          July 18, 1995
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NAME AND TITLE OF PERSON TO WHOM INQUIRIES MAY BE DIRECTED (TEXT 8903)

  Gerald R. Huesing, Second Vice President
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                                               AREA CODE/PHONE NUMBER/EXTENSION
                                               (TEXT 8904)
                                                     (312) 661-5662
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FDIC 8040/53 (6-95)

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